Exhibit 10.19


                                EARN-IN AGREEMENT

                                     BETWEEN

                              RODEO CREEK GOLD INC.

                      GREAT BASIN GOLD LTD. (AS GUARANTOR)


                                       AND

                              HECLA VENTURES CORP.

                       HECLA MINING COMPANY (AS GUARANTOR)





                       HOLLISTER DEVELOPMENT BLOCK VENTURE

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                                TABLE OF CONTENTS

                                EARN-IN AGREEMENT

ARTICLE I      DEFINITIONS.....................................................2
ARTICLE II     REPRESENTATIONS, WARRANTIES AND CERTAIN COVENANTS ..............5
ARTICLE III    TERM OF EARN-IN AGREEMENT ......................................8
ARTICLE IV     RELATIONSHIP OF THE PARTIES.....................................8
ARTICLE V      INITIAL CONTRIBUTION...........................................10
ARTICLE VI     MAINTENANCE AND ABANDONMENT OF PROPERTIES......................13
ARTICLE VII    AREA OF INTEREST ..............................................14
ARTICLE VIII   WITHDRAWAL AND TERMINATION.....................................15
ARTICLE IX     OPERATIONS AND GOVERNANCE......................................17
ARTICLE X      RECLAMATION OBLIGATIONS........................................28
ARTICLE XI     REPORTING, INSPECTION AND AUDIT................................29
ARTICLE XII    MEMORANDUM.....................................................30
ARTICLE XIII   DEFAULTS.......................................................30
ARTICLE XIV    CONFIDENTIALITY................................................30
ARTICLE XV     TAXES..........................................................32
ARTICLE XVI    COOPERATION....................................................32
ARTICLE XVII   GENERAL PROVISIONS.............................................32

                                    EXHIBITS

EXHIBIT A:  PROPERTIES AND TERMINATION & RELEASE AGREEMENT

EXHIBIT B:  ACCOUNTING PROCEDURES

EXHIBIT B1  INSURANCE

EXHIBIT C:  FORM OF QUITCLAIM DEED AND ASSIGNMENT

EXHIBIT D:  FORM OF MEMORANDUM OF AGREEMENT

EXHIBIT E:  EXPENDITURE SCHEDULE AND INITIAL
            PROGRAM & BUDGET

EXHIBIT F:  OPERATING AGREEMENT

EXHIBIT G:  HECLA MINING WARRANT AGREEMENT

EXHIBIT H:  GREAT BASIN WARRANT AGREEMENT

                                EARN-IN AGREEMENT

         This Earn-in Agreement is made as of August 2, 2002, ("Effective Date") between HECLA VENTURES CORP., a Nevada corporation duly qualified to do business and in good standing in the state of Nevada, whose principal address is 6500 Mineral Drive, Coeur d'Alene, Idaho 83815-8788 (hereinafter referred to as "Hecla Ventures") and its Guarantor, Hecla Mining Company and RODEO CREEK GOLD INC., a Nevada corporation whose address is C/O Richard Harris, Ste. 260-6121 Lakeside Drive, Reno, NV 89511 (hereinafter referred to as "Rodeo Creek") who is qualified to do business and is in good standing in the State of Nevada and its Guarantor, Great Basin Gold Ltd.

                                    RECITALS

         A. WHEREAS, Rodeo Creek owns certain mining claims and other real property interests more specifically described in Exhibit A, attached hereto and incorporated herein by this reference (hereinafter referred to as the "Properties");

         B. WHEREAS, Hecla Ventures desires to acquire an undivided interest in the Properties by spending the Earn-in Expenditures on or for the benefit of the Properties unless terminated pursuant to the terms hereof; and

         C. WHEREAS, upon completion of a Earn-in Activities (as that term is defined below) by Hecla Ventures, Hecla Ventures and Rodeo Creek; enter into the Operating Agreement attached hereto as Exhibit F;

         D. WHEREAS, Hecla Mining Company ("Hecla Mining"), as Guarantor has agreed to guarantee the due performance of all of the obligations of Hecla Ventures hereunder.

         E. WHEREAS, Great Basin Gold Ltd. ("Great Basin"), as Guarantor has agreed to guarantee the due performance of all the obligations of Rodeo Creek hereunder.

         NOW, THEREFORE, in consideration of the payments provided for herein and the mutual promises set forth below, all the Parties hereto agree to the provisions of this Earn-in Agreement.


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                                    ARTICLE I
                                   DEFINITIONS

         1.1 "Accounting Procedures" means the procedures set forth in Exhibit
B.

         1.2 "Affiliate" means any person, partner, partnership, joint venture, limited liability company, corporation or other form of enterprise which directly or indirectly controls, is controlled by, or is under common control with a party to this Agreement. For purposes of the preceding sentence, "control" means possession, directly or indirectly, of the power to direct or cause direction of management and policies through ownership of voting securities, contract, voting trust or otherwise.

         1.3 "Area of Interest" means an area commonly known as the Hollister Development Block with the three dimensional coordinates 34,000 E to 40,000 E;35,000 N to 42,000 N; and from surface to 4,000 feet above sea level. (A map of the Hollister Development Block is attached to this Earn-in Agreement as Exhibit A).

         1.4 "Assets" means all materials, supplies, equipment, and personal property required to conduct Earn-in Activities.

         1.5 "Currency", "$", means US dollars unless otherwise stated.

         1.6 "Commercial Production" means greater than or equal to 400 tonnes mined on average per day over a 21 day calendar period or such longer time as is consistent with the Feasibility Study.

         1.7 "Default" means a Party's failure to perform its obligations required under this Earn-in Agreement.

         1.8 "Earn-in Activities" means all activities on or for the benefit of the Properties giving rise to Earn-in Expenditures which are duly incurred and paid as herein provided.

         1.9 "Earn-in Agreement" means this Earn-in Agreement together with all Exhibits and other information appended hereto.

         1.10 "Earn-in Expenditures" means the issuance of the Hecla Mining Warrants (subject to the issuance of the Great Basin Warrants) and other expenditures including Assets acquired by Hecla Ventures for Earn-in Activities for the benefit of the Properties.

         1.11 "Effective Date" means the date set forth on Page 1 of this Earn-in Agreement.


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         1.12 "Expenditure Commitment" means the minimum sum Hecla Ventures must spend on Earn-in Expenditures (pursuant to the Expenditure Schedule that is found in Exhibit E) during each Annual Expenditure Commitment Period.

         1.13 "Expenditure Commitment Period" means each year (set out in the Expenditure Schedule that is found in Exhibit E and/or an approved Program and Budget under Section 9.3) during which the corresponding Annual Expenditure Commitment is to be spent.

         1.14 "Expenditure Schedule" means Exhibit E.

         1.15 "Feasibility Study" means a study of the feasibility of developing and operating one or more mine(s) on the Properties, including an analysis of economic, geological, engineering, environmental, regulatory and other considerations, and containing the level of detail customary in the industry for a feasibility study presented to financial institutions for the purpose of seeking and obtaining financing for the development of a mine (with all estimates developed to an accuracy within +/-10%).

         1.16 "Guarantors" means Great Basin Gold Ltd. ("Great Basin") and Hecla Mining Company ("Hecla Mining").

         1.17 "Initial Feasibility Study" or "Prefeasibility Study" means a study of the feasibility of developing and operating a mine on the Properties, including an analysis of economic, engineering, geological, environmental, regulatory and other considerations, and containing the level of detail customary in the industry to determine whether the veins, ore bodies or other targets identified in Stage I of Earn-in Activities are of sufficient interest to the Parties to proceed with Stage II of Earn-in Activities (with all estimates developed to an accuracy within +/-15%).

         1.18 "Operating Agreement" means that agreement, attached to this Earn-in Agreement as Exhibit F, which is to be effective between Rodeo Creek and Hecla Ventures upon Hecla Ventures' fulfillment of the requirements set out in
Article V, Section 5.1 of this Earn-in Agreement.

         1.19 "Participating Interest" means the percentage interest of a Participant in the Properties, Products and all other rights and obligations arising under this Earn-in Agreement. From the Effective Date hereof through completion of Earn-in Activities, and only for purposes of implementing Earn-in Activities, Hecla Ventures and Rodeo Creek shall each be deemed to have a fifty percent (50%) Participating Interest.


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         1.20 "Parties" means Rodeo Creek and Hecla Ventures and any other persons or entities that become subject to this Earn-In Agreement in accordance with the provisions hereof. Great Basin and Hecla Mining are Parties to this Earn-In Agreement only with regard to their respective obligations:

         (1) as Guarantors under Recitals D and E, and Sections 2.3 and 2.6;

         (2) under Sections 2.4 and 2.7 concerning certain representations and warranties; and

         (3) to issue their respective Warrants pursuant to Article V and Exhibits E, G and H.

         1.21 "Participants" means Rodeo Creek and Hecla Ventures.

         1.22 "Payments" means those payments identified in Exhibit E.

         1.23 "Prime Rate" means a prime rate listed in the Wall Street Journal (source: Federal Reserve).

         1.24 "Products" means all ores, minerals and mineral resources produced from the Properties under this Earn-In Agreement.

         1.25 Programs and Budgets are as defined under Section 9.3.

         1.26 "Property or Properties" means those interests in real property and all mineral estates (and portions thereof) therein described in Exhibit A and all other interests in real property within the Area of Interest which are made subject to this Agreement subject to the obligations pertaining thereto under applicable law or pursuant to Underlying Agreements noted on Exhibit A.

         1.27 "Term" means the term of this Earn-in Agreement as defined in
Article III.

         1.28 "Underlying Agreements" means those agreements pursuant to which Rodeo Creek or any Affiliate holds and interest in the Properties with Newmont Mining Corp. and certain other parties all of which are more particularly described in Exhibit A.

All words not defined herein shall first be construed as commonly used in the mining industry. If there is no such usage in the mining industry then such words shall be given its common understanding.


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                                   ARTICLE II
                REPRESENTATIONS, WARRANTIES AND CERTAIN COVENANTS

         2.1 Capacity. Each of the Parties represents as follows:

                  (a) that it is a corporation duly incorporated and in good standing in its state or jurisdiction of incorporation and that it is qualified to do business and is in good standing in those states or jurisdictions where necessary in order to carry out the purposes of this Earn-in Agreement;

                  (b) that it has the capacity to enter into and perform this Earn-in Agreement and all transactions contemplated herein and that all corporate and other actions required to authorize it to enter into and perform this Earn-in Agreement have been properly taken;

                  (c) that it will not breach any other agreement or arrangement by entering into or performing this Earn-in Agreement; and

                  (d) that this Earn-in Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms.

         2.2 Rodeo Creek's Representations and Warranties. Rodeo Creek represents and warrants that, with respect to the Properties:

                  (a) Rodeo Creek is in possession of and has the interests in the Properties as described in Exhibit A and subject to the Underlying Agreements;

                  (b) To the best of its information and belief and subject to the paramount title of the United States, (i) the unpatented mining claims were properly laid out and monumented; (ii) all required location work was properly performed; (iii) location notices and certificates were properly recorded and filed with appropriate governmental agencies; (iv) all assessment work has been performed, or fee payments in lieu thereof made, as required to hold the unpatented mining claims through the assessment year ending August 31, 2002; (v) all affidavits of assessment work and other filings required to maintain the claims in good standing have been properly and timely recorded or filed with appropriate governmental agencies; (vi) the claims are free and clear of defects, liens or encumbrances arising by, through or under Rodeo Creek; (vii) there are no conflicting claims; and (viii) there are no pending or threatened actions, suits or proceedings involving the mining claims;

                  (c) To the best of its information and belief, the Properties are free and clear of all defects, liens and encumbrances except for those specifically identified on Exhibit A hereto and except for those which would not have a material adverse effect on the usage contemplated herein;


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                  (d) There is no judgment outstanding or litigation, proceeding or governmental investigation pending or threatened against Rodeo Creek, or the Properties, which would have an adverse effect on the title or interest of Rodeo Creek in or to the Properties or Rodeo Creek's power or right to sell, convey, transfer or assign the mineral estate on the Properties, nor has Rodeo Creek received any communication asserting or threatening any adverse claim to any part of the Properties;

                  (e) Rodeo Creek has made or shall make, pursuant to Article XVI of this Earn-in Agreement, available to Hecla Ventures all information and data regarding the existence of minerals within the Properties, and all information concerning record, possessory, legal or equitable title to the Properties which is within Rodeo Creek's knowledge, possession or control;

                  (f) To the best of Rodeo Creek's knowledge information and belief and except as disclosed to the appropriate environmental regulatory authorities, there has never been any: 1) release, spill, discharge, leak, emission, escape, dumping or any material release of any kind of any toxic or hazardous substances as defined under any local, state or federal regulation, laws or statutes, from, on, in or under Rodeo Creek's Properties or into any environment surrounding the Properties, except for those releases permissible under such regulations, laws or statutes or otherwise allowable under applicable permits; 2) disposal of toxic or hazardous substances or toxic or hazardous wastes on the Properties or related to the Properties; and, 3) material storage or treatment of toxic or hazardous substances or toxic or hazardous wastes on, at, or related to the Properties;

                  (g) To the best of its information and belief, Rodeo Creek is in compliance in all material respects with all federal, state and local laws, rules and regulations relating to or affecting the Properties, and has obtained, maintained in full force and effect, and operated in substantial compliance with all authorizations, licenses, permits, easements, consents, certificates and orders of any governmental or regulatory body relating to or affecting the Properties; and operations of Rodeo Creek and its agents or contractors on, at, or related to the Properties have not resulted in any violations of federal, state or local laws, rules, regulations, ordinances or orders which would have an adverse effect on the usage contemplated herein;

                  (h) There are no existing mineral production or other royalties of any kind which are payable with respect to the Properties or mineral substances mined therefrom other than those specifically identified in Exhibit A;


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                  (i) Rodeo Creek is not a party to nor has any knowledge of any existing oral or written agreement of any kind which does or could have any adverse impact whatsoever on record or possessory title to the mineral estate of the Properties and/or the access, exploration, development or mining of same;

                  (j) To the best of Rodeo Creek's knowledge, information and belief there are no existing restrictions which would have any adverse effect on the right to explore, develop and mine mineral substances from the Properties, excluding restrictions contained in applicable laws, statutes, regulations, permits and other agency directives including Bureau of Land Management ("BLM"), Nevada Division of Environmental Protection ("NDEP") and Traditional Cultural Property on the Properties, and other Nevada State and Federal agencies;

                  (k) To the best of Rodeo Creek's knowledge, information, and belief, Rodeo Creek is unaware of any material facts or circumstances, which have not been disclosed or made available to Hecla Ventures or been deliberately withheld from Hecla Ventures, which Hecla Ventures should be aware of in order to prevent the representations in this Section 2.2 from being misleading.

                  (l) Rodeo Creek and its Affiliates shall conduct its other business activities near, under and adjacent to the Area of Interest in a manner that does not unreasonably interfere with, hinder or delay Earn-in Activities.

         2.3 Great Basin, on behalf of Rodeo Creek, hereby warrants and covenants with Hecla Ventures that it does hereby unconditionally and irrevocably guarantee to Hecla Ventures all of Rodeo Creek's representation, warranties and obligations hereunder.

         2.4 For Great Basin only, Great Basin represents and warrants, that its publicly filed corporate disclosure records with regulatory authorities are up to date and correct in all material respects.

         2.5 Hecla Ventures' represents and warrants that it has or will obtain the necessary labor and equipment to conduct Earn-in Activities.

         2.6 Hecla Mining, on behalf of Hecla Ventures hereby warrants and covenants with Rodeo Creek that it does hereby unconditionally and irrevocably guarantee to Rodeo Creek all of Hecla Ventures' representations, warranties and obligations hereunder.


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         2.7 For Hecla Mining only, Hecla Mining represents and warrants that its publicly filed corporate disclosure record with regulatory authorities is up to date and correct in all material respects.

         2.8 Materiality of Representations. Al representations warranties and covenants made in this Article II are material to this Earn-in Agreement and the Parties' intent in entering into it.

                                   ARTICLE III
                            TERM OF EARN-IN AGREEMENT

         The Term of this Earn-in Agreement shall commence as of the Effective Date and shall automatically terminate after four (4) years thereof or upon execution of the Operating Agreement in accordance with Sections 5.5 and 8.3, unless this Earn-in Agreement is terminated earlier pursuant to Article VIII or extended by amendment upon the Parties' mutual written agreement.

                                   ARTICLE IV
                           RELATIONSHIP OF THE PARTIES

         4.1 No Partnership. Nothing contained in this Earn-in Agreement shall be deemed to constitute any Party the partner of another, nor, except as otherwise herein expressly provided, to constitute any Party the agent or legal representative of another, nor to create any fiduciary relationship between or among them. It is not the intention of the Parties to create, nor shall this Earn-in Agreement be construed to create, any mining, commercial or other partnership. No Party shall have any authority to act for or to assume any obligation or responsibility on behalf of the other Party, except as otherwise expressly provided herein. The rights, duties, obligations and liabilities of the Parties shall be several and not joint or collective. Each Party shall be responsible only for its obligations as herein set out and shall be liable only for its share of the costs and expenses as provided herein, it being the express purpose and intention of the Parties that their ownership of assets and the rights acquired hereunder shall be as tenants in common. Each Party shall indemnify, defend and hold harmless the other Party, its directors, officers, employees, agents and attorneys from and against any and all losses, claims, damages and liabilities (including litigation costs and attorneys' fees) arising out of any act or any assumption of liability by the indemnifying Party, or any of its directors, officers, employees, agents and attorneys done or undertaken, or apparently done or undertaken, on behalf of any other Party, except pursuant to the authority expressly granted herein or as otherwise agreed in writing between the Parties.

         4.2 Federal Tax Elections and Allocations. The Parties agree that their relationship pursuant to this Earn-in Agreement shall not constitute a tax partnership within the meaning of Section 761(a) of the United States Internal Revenue Code of 1986, as amended.

         4.3 State & Provincial Income Tax. The Parties also agree that their relationship shall be treated for Canadian Federal, U.S. State and Canadian Provincial income tax purposes in the same manner as it is for U.S. Federal income tax purposes.

         4.4 Other Business Opportunities. Except as expressly provided in this Earn-in Agreement, each Party shall have the right independently to engage in and receive full benefits from business activities, whether or not competitive with the operations under this Earn-in Agreement, without consulting any other Party. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to any other activity, venture, or operation of any Party, and, except as otherwise provided in this Earn-in Agreement, no Party shall have any obligation to any other with respect to any opportunity to acquire any property at any time.

         4.5 Waiver of Right to Partition. The Parties hereby waive and release all rights of partition, or of sale in lieu thereof, or other division of Assets, including any such rights provided by applicable law.

         4.6 Transfer or Termination of Rights to Properties. Except as otherwise provided in this Earn-in Agreement, no Party shall transfer all or any part of its interest in the Properties or this Earn-in Agreement or otherwise permit or cause such interests to terminate.

         4.7 Implied Covenants. There are no implied covenants contained in this Earn-in Agreement other than those of good faith and fair dealing.

         4.8 Employees. Employees of the respective Parties are not and shall not be employees of the other Parties or of any venture, which may be comprised of the Parties.


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                                    ARTICLE V
                              INITIAL CONTRIBUTION

         5.1 Properties and Required Earn-in Expenditures.

                  (a) Rodeo Creek, hereby makes available to Hecla Ventures the Properties for the purposes of this Earn-in Agreement and all existing technical data and other information concerning the Properties. Upon receipt of each Tranche of Hecla Mining Warrants (as defined below) Rodeo Creek will forthwith issue to Hecla Ventures two year warrants to purchase common shares in Great Basin ("Great Basin Warrants") as follows: 1) 1 million Great Basin Warrants upon receipt of Tranche 1 Hecla Mining Warrants; 2) 500,000 Great Basin Warrants upon receipt of Tranche 2 Hecla Mining Warrants; and 3) 500,000 Great Basin Warrants upon receipt of Tranche 3 Hecla Mining Warrants. Great Basin Warrants will be exercisable at the weighted average daily closing prices for the twenty
(20) trading days on the TSX Venture Exchange immediately prior to issuance and done substantially in accordance with the form Warrant Agreement attached hereto in Exhibit H.

                  (b) Hecla Ventures hereby agrees to fund one-hundred percent (100%) of Stage I Earn-in Activities and shall exchange with Great Basin 2 million (2,000,000) two year warrants ("Tranche 1") to purchase Hecla Mining common stock $0.25 par value exercisable at the weighted average daily closing prices on the New York Stock Exchange for the twenty (20) trading days immediately prior to the date of the Warrant Agreement ("Exercise Price") which for Tranche 1 is also the Effective Date. Hecla Ventures agrees to issue the Warrants within thirty (30) days after the warrant date to Great Basin as attached hereto as Exhibit G.

                  (c) Hecla Ventures hereby commits to initiate and fund Stage I Earn-in Activities on the Effective Date, subject to receipt of Stage I permits, in an expeditious manner and to complete same on a best efforts diligent basis, within 24 months of the Effective Date, provided that the Earn-in Activities are not subjected to a public Environmental Impact Statement (under NEPA) or other public review and comment process, and to completely fund (100%) of Stage I (estimated to take approximately twelve (12) months) such Earn-in Activities. Within sixty (60) days after completion of Stage I Earn-in Activities, Hecla Ventures must elect to either: (1) proceed with and fund 100% of the estimated $11.5 million Stage II Program of Earn-In Activities as approved by the


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Management Committee; (2) vest by making the payment to the Joint Venture upon its actual formation under the Operating Agreement and taking other action as set forth in section 5.5(b); or (3) elect not to proceed with Stage II and terminate this Earn-In Agreement. If Hecla Ventures elects to proceed with Stage II Earn-in Activities or funding in lieu, it will issue one million (1,000,000) Hecla Mining Warrants ("Tranche 2") dated and priced on the election date, within ten (10) days thereafter in the form of the Warrant Agreement in Exhibit G, exercisable at the Exercise Price and in accordance with the terms and conditions of the Warrant Agreement. If however, Hecla Ventures elects not to proceed with Stage II of Earn-in Activities or funding in lieu, it shall provide written notice to Rodeo Creek. Notwithstanding any provision in this Earn-in Agreement to the contrary, if Hecla Ventures does not notify Rodeo Creek in writing within the required time of its choice to proceed, or to terminate or elects not to participate in Stage II Earn-in Activities, it shall have no further rights or obligations hereunder (except the obligation to reclaim the Properties for all Earn-in Activities it has conducted) and the Parties shall execute and record the Termination and Release Agreement in substantially the same form as Exhibit A, Part IV. To complete the Earn-In Activities, Hecla Ventures will issue Rodeo Creek an additional one million (1,000,000) two year warrants (dated and priced on the date that Hecla Ventures gives notice to Rodeo Creek that Stage II Earn-In Activities are complete or Hecla Ventures elects to fund Stage II in lieu) to purchase Hecla Mining common stock ("Tranche 3") exercisable at the Exercise Price and in accordance with the terms and conditions of the Warrant Agreement. The Tranche 3 Warrants will be issued within 30 days from the date of the Warrants. After vesting of Hecla Ventures' Participating Interest, each of the Participants shall be obligated to fund such activities in accordance with its Participating Interest as defined in Exhibit F attached hereto and determined thereunder from time to time.

         5.2 Reasonable Earn-in Activities. Hecla Ventures' Earn-in Activities shall be conducted in accordance with Exhibit E at the direction of the Management Committee and in accordance with all applicable laws, regulations and good mining industry standards in the United States.

         5.3 Credit for Excess Earn-in Expenditures. Earn-in Expenditures made by Hecla Ventures in excess of that required in a given Annual Expenditure Commitment Period shall be credited to subsequent Annual Expenditure Commitments for the following Annual Expenditure Commitment Periods.


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         5.4 Completion of Required Earn-in Expenditures. Within thirty (30)
days after completing Earn-in Activities (as provided in Section 5.1 and in accordance with Exhibit E), Hecla Ventures shall provide notice to Rodeo Creek that it has completed Earn-in Expenditures. Together with the notice, Hecla Ventures shall provide sufficient detail and supporting documentation to permit Rodeo Creek to review, audit and reasonably verify the Earn-in Expenditures.

         5.5 Transfer. Hecla Ventures shall have earned a vested and undivided Participating Interest in the Properties subject to the Operating Agreement by completing either of the requirements in subparagraphs (a) OR (b) OR (c) of this section 5.5:

                  (a) Upon completion of Stage II Earn-in Activities and issuing Rodeo Creek Tranche 3 Hecla Mining Warrants set forth in Exhibit E and G, Hecla Ventures shall have a vested right to an undivided fifty percent (50%) Participating Interest in the Properties effective as of the date Hecla Ventures provides notice pursuant to Section 5.4 above. Within thirty (30) days after providing notice verifying that Hecla Ventures has made Earn-in Expenditures consistent with the requirements of this Article V:

                  (1) Rodeo Creek shall convey to Hecla Ventures an undivided fifty percent (50%) of Rodeo Creek's interest in the Properties, by executing, acknowledging and delivering to Hecla Ventures a good and sufficient conveyance in the form of Exhibit C to this Earn-in Agreement; and,

                  (2) Rodeo Creek and Hecla Ventures shall cause to become effective an Operating Agreement on the Properties in the form of the attached Exhibit F, which 1) shall include the Properties and 2) shall have an effective date as of the date of the above-described notice from Hecla Ventures to Rodeo Creek; and,

                  (3) Rodeo Creek shall issue to Hecla Ventures the Great Basin Warrants set forth in Exhibit E and H.

                  (b) By completing Stage I Earn-In Activities and providing written notice to Rodeo Creek that Hecla Ventures elects to vest by making a payment to the Joint Venture in an amount of $21.8 million dollars (U.S.) less actual costs to complete Stage I of Earn-In Activities (excluding overruns greater than 10%) of a Management Committee approved Program and Budget; and issue Rodeo Creek the Tranche 2 and Tranche 3 Hecla Mining Warrants set forth in Exhibit E and G. Within thirty (30) days after receiving the preceding vesting payment:


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                  (1)      Rodeo Creek shall convey to Hecla Ventures an
                           undivided fifty percent (50%) of Rodeo Creek's interest in the Properties, by executing, acknowledging and delivering to Hecla Ventures a good and sufficient conveyance in the form of Exhibit C to this Earn-in Agreement; and,

                  (2) Rodeo Creek and Hecla Ventures shall cause to become effective an Operating Agreement on the Properties in the form of the attached Exhibit F, which 1) shall include the Properties and 2) shall have an effective date as of the date of the above-described notice from Hecla Ventures to Rodeo Creek; and

                  (3) Rodeo Creek shall issue to Hecla Ventures the Great Basin Warrants set forth in Exhibit E and H.

                  (c) By Hecla Ventures completing Stage I and thereupon completing either Stage II of Earn-in Activities and achieving Commercial Production; and in either such event issuing Rodeo Creek the Tranche 2 and Tranche 3 Warrants;

                  (1) Rodeo Creek shall convey to Hecla Ventures an undivided fifty percent (50%) of Rodeo Creek's interest in the Properties by executing, acknowledging and delivering to Hecla Ventures a good and sufficient conveyance in the form of Exhibit C to this Earn-in Agreement; and,

                  (2) Rodeo Creek and Hecla Ventures shall cause to become effective an Operating Agreement on the Properties in the form of the attached Exhibit F, which 1) shall include the Properties and 2) shall have and effective date as of the date of the above described notice from Hecla Ventures to Rodeo Creek; and

                  (3) Rodeo Creek shall issue to Hecla Ventures the Great Basin Warrants set forth in Exhibit E and H.

                                   ARTICLE VI
                    MAINTENANCE AND ABANDONMENT OF PROPERTIES

         6.1 Maintenance of Properties. Hecla Ventures as Manager shall take all steps necessary to maintain at its expense, as part of the Earn-in Activities, of the Properties (pursuant to the Underlying Agreements and all general legal requirements relating thereto) all necessary payments on the Properties to maintain them in good standing during the Term of this Earn-in Agreement.

         6.2 Assessment Work or Fees. During the term of this Earn-in Agreement, Hecla Ventures as Manager shall also perform any annual assessment work required to maintain such claims for any assessment year in which this Earn-in Agreement has not expired or been terminated prior to thirty (30) days before the end of such assessment year, and will make annual fee payments required to maintain unpatented (or patented) mining claims included in the Properties for any assessment year in which this Earn-in Agreement has not expired or been terminated forty-five (45) days prior to the fee payment due date. Hecla Ventures shall timely record, file and furnish to Rodeo Creek affidavits of such performance and evidence of fee payment. Excepting for the August 2002 Properties filings and amounts due shall be paid by and filed by Rodeo Creek. These 2002 amounts shall be reimbursed by Hecla Ventures to Rodeo Creek as part of Earn-in Activities, within thirty (30) days of receipt of invoice from Rodeo Creek. No Party shall be liable on account of holdings by any court or governmental agency that the effects of any work elected and performed in good faith by such Party are insufficient to constitute annual assessment work for purposes of preserving title to such claims, provided that the work so done is of the kind generally accepted as assessment work in the mining industry in the United States and provided that such Party expended a total amount sufficient to meet any minimum requirements during the required period of time with respect to all such unpatented claims.

         6.3 Abandonment of Properties. If either Participant desires to abandon, release or surrender its rights to a part of the Properties at any time, it shall notify the other Participant and offer to convey to the other Participant at no cost the part of those parts of the Properties it intends to abandon, release or surrender. If the other Participant does not accept the offer within thirty (30) days of the notice, the notifying Participant may abandon, release, or surrender that part of those Properties without liability or obligation to the other Participant for such abandonment, release or surrender but any liability for reclamation or to any third party arising before such event shall be unaffected. Properties that are abandoned, released, surrendered, or conveyed to the other Participant pursuant to this Section 6.3 shall cease to be part of the Properties and the Area of Interest.

                                   ARTICLE VII
                                AREA OF INTEREST

         7.1 Proposed Acquisition of Properties. If during the Term of this Earn-in Agreement, a Party or an Affiliate of any Party should acquire any interest in real property (including any mineral interest or estate therein) within the boundary of the Area of Interest, it shall notify the other Party (referred to in this Article VII as "Other Party") within ten (10) days after the acquisition and shall include in the notice a description of the interest in real property and a statement of the total acquisition cost and any committed work expenditures.

         7.2 Election to Acquire Properties. The Other Party shall have a period of thirty (30) days from receipt of such notice under Section 7.1 within which to elect to subject the interest in real property to this Earn-in Agreement. If a Participant elects to include the interest to this Earn-in Agreement, it shall notify the other Participant and the interest in real property shall become a part of the Properties subject to this Earn-in Agreement.

         7.3 Excluded Acquisition. If the Other Party elects not to subject the real property or interest in real property to this Earn-in Agreement during the thirty (30) day period referenced in Section 7.1, the acquiring party shall hold it free and clear of this Earn-in Agreement, and it will not be a part of the Properties or the Area of Interest.

                                  ARTICLE VIII
                           WITHDRAWAL AND TERMINATION

         8.1 Termination. This Earn-in Agreement shall terminate as expressly provided herein, unless earlier terminated by written agreement. Withdrawal by Hecla Ventures in accordance with Section 8.2 shall be deemed to terminate this Earn-in Agreement.

         8.2 Hecla Ventures' Election to Withdraw and Terminate. Hecla Ventures may withdraw from and terminate this Earn-in Agreement at any time subject to its reclamation obligations herein provided and subject to Hecla Ventures commitment to fund the estimated budget and program of the Stage I Earn-in Activities. To withdraw, Hecla Ventures must provide Rodeo Creek with written notice of withdrawal. The withdrawal shall be effective thirty (30) days after the date the notice of withdrawal is sent to Rodeo Creek. Upon such withdrawal and termination:

                  (a) This Earn-in Agreement shall terminate; and

                  (b) Hecla Ventures shall quitclaim in favour of Rodeo Creek any rights hereunder and shall ensure there are no liens or encumbrances on Properties arising out of its Earn-in Activities hereunder. Hecla Ventures shall thereupon have no further right, title, or interest in or to, the Properties, in accordance with Article X of this Earn-in Agreement and any Real Property, subject always to Hecla Ventures' obligations hereunder.

                  (c) Hecla Ventures shall make available all factual exploration data, chips, core and rejects not previously provided to Rodeo Creek. Hecla Ventures shall leave all Assets in reasonable working condition, normal wear and tear excepted and will promptly remove all materials, supplies and refuse as required by applicable laws and regulations from the Properties. Rodeo Creek shall have the election respecting any Assets, the costs of which or title to which have been included in the Earn-in Activities (such election to made on 60-days' notice) to either require the conveyance of such Assets to Rodeo Creek at no cost or to require their removal by Hecla Ventures. Hecla Ventures shall be under no obligation to supply any interpretive reports or conclusions of any type pertaining to the Properties.

         8.3 Termination Upon Execution and Delivery of Operating Agreement. If not terminated earlier, this Earn-in Agreement shall terminate upon the Operating Agreement pursuant to Section 5.5, becoming effective.

         8.4 Termination for Hecla Ventures' Failure to Make Annual Expenditure Commitment. This Earn-in Agreement may be terminated by Rodeo Creek if Hecla Ventures shall not have completed its Annual Expenditure Commitment on or before the close of business on the last day of the Annual Expenditure Commitment Period. Rodeo Creek shall provide notice thereof to Hecla Ventures in accordance with Section 17.1, and Hecla Ventures shall have a period of ninety (90) days in which to resolve or dispute any good faith unintended shortfall in the amount of its Annual Expenditure Commitment. Any such termination shall not relieve Hecla Ventures of its obligations hereunder and shall have the same effect as a termination under Section 8.2.

         8.5 Removal of Property. Hecla Ventures shall have a period of ninety
(90) days following the effective date of termination or expiration of this Earn-in Agreement (unless the Operating Agreement has been entered into or Rodeo Creek exercises its option to acquire at no cost any Assets, the costs of which or title to which have been included in the Earn-in Activities) to remove at its sole cost and expense all equipment, machinery, inventory or supplies and it will so remove them.

         8.6 Termination and Release Agreement. Upon the completion of the procedures under this Article VIII and the reclamation obligations in Article X Hecla Ventures and Rodeo Creek shall execute the Termination and Release Agreement under Exhibit A.

                                   ARTICLE IX
                            OPERATIONS AND GOVERNANCE

         9.1 Management Committee.

         (a) Organization and Composition. Rodeo Creek and Hecla Ventures (the "Participants") hereby establish a Management Committee consisting of four (4) members to determine overall policies, objectives, procedures, methods and actions under this Agreement. The Management Committee shall consist of two member(s) appointed by Rodeo Creek and two member(s) appointed by Hecla Ventures. Each Participant may appoint one or more alternates to act in the absence of a regular member. Any alternate so acting shall be deemed a member. Appointments shall be made or changed by notice to the other Participant prior to the meeting at which the member is to act.

         (b) Decisions. Each Participant, acting through its appointed members, shall have one vote on the Management Committee. All decisions by the Management Committee shall be made by majority vote. In the event of a deadlock on a proposed Program and Budget or on any other management matters relating to this Earn-in Agreement then the issue along with written reasons by each Participant shall be given to the respective Presidents of the Participants for a period of up to twenty-one (21) calendar days for them to discuss, document and resolve; thereafter, a Management Committee meeting shall be reconvened within fourteen
(14) calendar days and after taking into consideration the Presidents' resolve or unresolve, as documented, a new vote taken. If the vote is still deadlocked, Manager shall have the deciding vote (after documenting reasons).

         (c) Meetings. The Management Committee shall hold regular meetings at least quarterly at a place to be designated by the Manager, or at other mutually agreed places. The Manager shall give 30 days' notice to the Participants of such regular meetings. Additionally, either Participant may call a special meeting upon 15 days' notice to the Manager and the other Participant. In case of an emergency, reasonable notice of a special meeting to consider the emergency matter only shall suffice. There shall be a quorum if at least one member representing each Participant is present in person or by conference telephone; provided, however, that if a quorum is not present, those members in attendance may adjourn the meeting to the same time and place seven days later, and provided further that a quorum shall be deemed present at the adjourned meeting if at least one Participant is represented. Each notice of a regular meeting shall include an itemized agenda prepared by the Manager in the case of a regular meeting, or by the Participant calling the meeting in the case of a special meeting, but any matters may be considered in any type of meeting with the consent of all Participants. The Manager shall prepare minutes of all meetings and shall distribute copies of such minutes to the Participants within 10 days after the meeting. The minutes, when signed by all Participants, shall be the official record of the decisions made by the Management Committee and shall be binding on the Manager and the Participants. If the Manager's personnel are required to physically (rather than by phone) attend a Management Committee meeting, reasonable costs incurred in connection with such attendance shall be reimbursed to the Manager in accordance with the Accounting Procedure (Exhibit
B). All other costs of attendance shall be paid by the Participants individually.

         (d) Action Without Meeting. In addition to or in lieu of meetings, the Management Committee may hold telephone conferences as long as no Participant's representative objects and so long as all decisions are immediately confirmed in writing by the Participants.

         (e) Matters Requiring Approval. Except as otherwise delegated to the Manager in Section 9.2, the Management Committee shall have exclusive authority to determine all management matters related to this Agreement.

         9.2 Manager.

                  (a) Appointment. The Participants hereby appoint Hecla Ventures as the Manager with management responsibility for Earn-in Activities. Hecla Ventures hereby agrees to serve until it resigns as provided in Section 9.2(d).

                  (b) Powers and Duties of Manager. Subject to the terms and provisions of this Agreement, the Manager shall have the following powers and duties and obligations which shall be discharged in accordance with adopted Programs and Budgets:

                           (1) The Manager shall manage, direct and control
Earn-in Activities and shall prepare and present to the Management Committee proposed Programs and Budgets as provided in Section 9.3 of this Earn-in Agreement.

                           (2) The Manager shall implement the decisions of the
Management Committee, shall make all expenditures necessary to carry out adopted Programs, and shall promptly advise the Management Committee if Manager lacks sufficient funds to carry out its responsibilities under this Agreement. If Hecla Ventures is the Manager, lack of sufficient funds shall be deemed a default hereunder.

                           (3) The Manager shall: (i) purchase or otherwise
acquire all material, supplies, equipment, water, utility and transportation services required for Earn-in Activities, such purchases and acquisitions to be made on the best terms available, taking into account all circumstances; and
(ii) obtain such customary warranties and guarantees as are available in connection with such purchases and acquisitions.

                           (4) The Manager shall: (i) make or arrange for all
payments required by leases, subleases, surface use agreements, licenses, permits, contracts and other agreements related to the Assets and Properties;
(ii) pay all taxes, assessments and like charges on Earn-in Activities except taxes determined or measured by a Participant's sales revenue or net income; and
(iii) do all other acts reasonably necessary to maintain unencumbered title to and good condition of the Assets and the Properties. The Manager shall have the right to contest in the courts or otherwise, the validity or amount of any taxes, assessments or charges if the Manager deems them to be unlawful, unjust, unequal or excessive, or to undertake such other steps or proceedings as the Manager may deem reasonably necessary to secure a cancellation, reduction, readjustment or equalization thereof before the Manager shall be required to pay them, but in no event shall the Manager permit or allow title to the Assets and Properties to be lost as the result of the nonpayment of any taxes, assessments or like charges.

                           (5) The Manager shall in the name of Rodeo Creek: (i)
apply for all necessary permits, licenses and approvals; (ii) comply with applicable federal, state and local laws and regulations; (iii) notify promptly the Management Committee of any allegations of substantial violation thereof; and (iv) prepare and file all reports or notices required for Earn-in Activities. The Manager shall not be in breach of this provision if a violation has occurred in spite of the Manager's good faith efforts to comply, and the Manager has timely cured or disposed of such violation through performance, or payment of fines and penalties.

                           (6) The Manager shall prosecute and defend, but shall
not initiate without consent of the Management Committee, all litigation or administrative proceedings arising out of Earn-in Activities. The non-managing Participant shall have the right to participate, at its own expense, in such litigation or administrative proceedings. The non-managing Participant shall approve in advance any settlement involving payments, commitments or obligations in excess of $100,000 in cash or value, unless part of an approved Program and Budget.

                           (7) The Manager shall provide insurance for the
Earn-in Activities as provided in Exhibit B1.

                           (8) The Manager may dispose of Assets or Properties
only with authorization from the Management Committee but may dispose of Properties only with the authorization of all of the Participants.

                           (9) The Manager shall have the right to carry out its
responsibilities hereunder through agents, Affiliates or independent contractors but shall nevertheless remain responsible for the proper carrying out of such responsibilities.

                           (10) The Manager shall perform or cause to be
performed during the term of this Agreement all assessment and other work or pay fees or rental payments required by law in order to maintain any unpatented mining claims that are included in the Properties. The Manager shall have the right to perform any assessment work pursuant to a common plan of Exploration, Development, Construction, Operating or Reclamation and continued actual occupancy of such claims and sites shall not be required. The Manager shall not be liable on account of any determination by any court or governmental agency that work performed by the Manager does not constitute required annual assessment work or occupancy for the purposes of preserving or maintaining ownership of the claims, provided that any work done is in accordance with the adopted Program and Budget. The Manager shall timely record with the appropriate county and file with the appropriate United States agency, affidavits in proper form attesting to the performance of assessment work or notices of intent to hold in proper form, and allocating therein, to or for the benefit of each claim, at least any minimum amount, if any, required by law to maintain such claim or site.

                           (11) If authorized by the Management Committee, the
Manager may: (i) locate mine facilities, mill site or tunnel site, (ii) apply for patents or mining leases or other forms of mineral tenure for any such unpatented claims or sites, (iii) convert any unpatented claims or mill sites into one or more leases or other forms of mineral tenure pursuant to any federal law hereafter enacted.

                           (12) The Manager shall keep and maintain all required
accounting and financial records pursuant to the Accounting Procedure and in accordance with customary cost accounting practices in the mining industry.

                           (13) At all reasonable times the Manager shall
provide the Management Committee or the representative of any Participant, upon the request of any member of the Management Committee, access to, and the right to inspect, audit and copy all maps, drill logs, core tests, reports, surveys, assays, analyses, production reports, operations, technical, accounting and financial records, and other information acquired in Earn-in Activities; such information will be provided to the Management Committee at the cost set forth in the Accounting Procedure and if additional copies are required by a Participant, they will be paid for by that Participant. In addition, the Manager shall allow the non-managing Participant, at the latter's sole risk and expense, and subject to reasonable safety regulations, to inspect the Assets and Earn-in Activities at all reasonable times, so long as the inspecting Participant does not unreasonably interfere with Earn-in Activities.

                           (14) The Manager shall prepare or have prepared and
submit to the Management Committee a report containing a description and analysis of the methods and costs and all other relevant aspects of reclaiming the Properties pursuant to the requirements of applicable laws, rules and regulations governing the reclamation of Earn-in Activities on the Properties, the purpose of which shall be to establish a fund to finance costs and expense anticipated to be incurred in connection with the reclamation or reclamation bonding of the Properties. The Management Committee shall determine, based upon the reclamation report, the total cost, including capital budget, which the Management Committee reasonably estimates will be required to reclaim the Properties, including a schedule of the timing of the capital requirements for such purpose, and shall promptly establish a reclamation fund to meet such capital requirements and any bonding or financial assurance requirements. The reclamation fund for Earn-in Activities shall be funded entirely by contribution of Hecla Ventures. The amounts determined by the Management Committee for Purposes of funding the reclamation fund shall be included in the applicable Programs and Budgets for the related periods. Manager may withhold a portion of proceeds from sale of Products in an amount sufficient to meet expected reclamation and expenditures as approved by the Management Committee.

                           (15) The Manager may conduct environmental audits or
reviews on an annual or as needed basis, and the cost and expense of such audits or reviews shall be charged to Hecla Ventures.

                           (16) Manager shall make withholdings from payments to
Participants that are required by applicable law.

                           (17) The Manager shall undertake all other activities
reasonably necessary to fulfill the foregoing.

                  (c) Standard of Care. The Manager shall conduct all Earn-in Activities in a good, workmanlike, safe and efficient manner, in accordance with sound mining and other applicable industry standards and practices, and in accordance with the terms and provisions of leases, subleases, licenses, permits, plans of operation, contracts, Underlying Agreements, and other agreements pertaining to Assets and Properties. The Manager shall not be liable to the non-managing Participant for any act or omission resulting in damage or loss to the other Participants except to the extent caused by or attributable to the Manager's bad faith conduct, willful misconduct, or gross negligence.

                  (d) Resignation; Deemed Offer to Resign. If Hecla Ventures resigns or is deemed to resign as Manager, (voluntary resignation may only be made upon three months' prior written notice to the other Participant) prior to completion of its Earn-In Activities without the consent of Rodeo Creek, this Earn-In Agreement will be deemed to have terminated subject to the provisions of withdrawal and termination in Article 8. If any of the following shall occur, the Manager shall be deemed to have offered to resign, which offer shall be accepted by the other Participant, if at all, at any time within ninety (90) days following such deemed offer:

                           (1) Manager terminates this Agreement pursuant to
Article VIII; or

                           (2) The Manager fails to perform or in good faith,
commence a material obligation imposed upon it under this Agreement and action to cure said failure is not initiated within thirty (30) days after notice from the other Participant demanding performance; or

                           (3) The Manager fails to pay or contest in good faith
its debts within sixty (60) days after they are due; or

                           (4) A receiver, liquidator, assignee, custodian,
trustee, sequestrator or similar official for a substantial part of its assets is appointed and such appointment is neither made ineffective nor discharged within sixty (60) days after the making thereof, or such appointment is consented to, requested by, or acquiesced in by the Manager; or

                           (5) The Manager fails generally to pay its debts as
such debts become due; or takes corporate or other action in furtherance thereto; or

                           (6) Entry is made against the Manager of a judgment,
decree or order for relief affecting a substantial part of its assets by a court of competent jurisdiction in an involuntary case commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect.

                  (e) Payments to Manager. The Manager shall be compensated a fee for its services and reimbursed for its costs hereunder in accordance with the Accounting Procedure.

                  (f) Transactions With Affiliates. If the Manager engages Affiliates to provide services hereunder, it shall do so on terms in accordance with the Accounting Procedure.

         9.3 Programs and Budgets.

                  (a) Operations Pursuant to Programs and Budgets. Except as set forth in Sections 9.2(b)(6), 9.3(g) and 9.3(h), Earn-in Activities shall be conducted, expenses shall be incurred, and Assets shall be acquired only pursuant to adopted Programs and Budgets.

                  (b) Types of Programs. Five general types of Programs may be proposed: Exploration, Development, Construction, Operating and Reclamation Programs.

                           (1) An "Exploration Program" shall be a Program
conducted within the Area of Interest, and it shall include but not be limited to geological mapping, geochemical sampling, geophysical surveys, drilling, bulk sampling and other such work expended to ascertain the existence, location, quantity and quality of deposits of Products within the Area of Interest.

                           (2) A "Development Program" shall be a Program
conducted within the Area of Interest that shall include but not be limited to drilling, test mining, preparing any Feasibility Study, other than the Prefeasibility Study, and other such work in preparation for the removal and recovery of Products within the Area of Interest, but does not encompass, by itself, construction, operation, maintenance and attendant activities designed to bring a Mine into production in reasonable commercial quantities.

                           (3) A "Construction Program" shall be a Program
conducted within the Area of Interest that is designed to bring a Mine into production in reasonable commercial quantities, and that provides for its subsequent operation. It shall include but not be limited to engineering and design work, and work expended toward development of deposits of Products, as well as construction, operation, maintenance, mine expansions, ore definition, mill/processing scenarios, including a proposed alternative, time schedule for Construction Program and attendant activities.

                           (4) An "Operating Program" shall be a Program
conducted with the Area of Interest that is designed to operate a Mine in reasonable commercial quantities as defined by Commercial Production and at the onset in conformance with the Feasibility Study, mine operating permit(s) or other objective document(s). It shall include mining, transportation, engineering, geology, milling (on-site or off-site) of deposits and related Products.

                           (5) A "Reclamation Program" shall be a Program
conducted with the Area of Interest that shall include but not be limited to reclaiming disturbed lands, water quality monitoring and treatment, if required, disposal of Assets and other attendant activities in accordance with applicable laws, regulations and permit requirements to reclaim and close a mine.

                  (c) Preparation, Presentation and Content of Programs and Budgets.

                           (1) Content of Programs. Proposed Programs and
Budgets shall be prepared by the Manager. Each Program shall be accompanied by and include a corresponding Budget and shall designate precisely the area on which Earn-in Activities are to be performed, describe work to be performed, and state the estimated period of time required to perform the work. Each Program shall state whether it is an Exploration, Development, Construction, Operating, or Reclamation Program.

                           (2) Content of Budgets. Each Budget shall be prepared
in reasonable detail and shall set forth each expenditure of $50,000 or more for a budgeted item which, under generally accepted accounting treatment, would be capitalized. Each Budget Program, as near as is practicable, shall show the estimated expenditures for each month covered by the Budget period.

                           (3) Initial Program and Budget. The Management
Committee approved Initial Program and Budget is attached hereto in Exhibit E.

                           (4) Duration. An Exploration, Operating and
Reclamation Programs and Budget is anticipated to be for a period of one calendar year from date of commencement. A Development or Construction Program and Budget is anticipated to extend for a period of at least one year, but may extend for such longer period as is reasonably necessary to complete the Program, but in no event (save force majeure) longer than two years.

                           (5) Review. Each adopted Program and Budget,
regardless of length, shall be reviewed at least quarterly (supported by detailed reports of costs and technical progress) at a regular meeting of the Management Committee. During the period encompassed by any Program and Budget, and at least two months prior to its expiration, a proposed Program and Budget for the succeeding period shall be prepared by the Manager and submitted to the Participants.

                  (d) Submittal and Approval of Proposed Programs and Budgets.

                           (1) Submittal of Manager's Program and Budget. Within
30 days after the Manager submits a proposed Program and Budget to the Management Committee, the non-managing Participant shall submit to the Management Committee:

                                    (i) Notice that the non-managing Participant
         approves of the Program and Budget; or

                                    (ii) Proposed modifications of the proposed
         Program and Budget, which shall include detailed specific objections regarding the proposed Program and Budget.

If a non-managing Participant fails to give either of the foregoing responses within the allotted time, the failure shall be deemed an approval by the non-managing Participant of the Manager's proposed Program and Budget. If a non-managing Participant makes a timely submission to the Management Committee pursuant to Section 9.3(d)(ii), then the Management Committee shall within the following 30 days meet to consider the proposed Program and Budget and proposed modifications. At that meeting, the Management Committee shall seek to develop a Program and Budget acceptable to both the Participants. Failing approval by a majority vote, the Participants shall follow the decision making process set forth in Section 9.1(b).

                           (2) Feasibility Study. Any Participant may propose to
the Management Committee at any time that a Feasibility Study, evaluating the feasibility of opening or expanding a mine on a particular area of the Properties be conducted on behalf of Hecla Ventures. If the Management Committee does not approve of the preparation of such Feasibility Study, then the Participant proposing it may cause such Feasibility Study to be prepared at its sole expense. Promptly upon completion of the Feasibility Study, the Participant preparing it shall present it to the Management Committee for evaluation.

                  (e) Subsequent Programs. A subsequent Program relating to an area for which a prior Program has been adopted under the provisions of this
Article IX may be proposed and conducted pursuant to this Agreement.

                  (f) Budget Overruns; Program Changes. The Manager shall immediately notify the Management Committee of any material departure including documented reasons, from an adopted Program and Budget. If the Manager exceeds an adopted Budget by more than ten per cent (10%), then the excess over ten per cent (10%), unless directly caused by an emergency expenditure made pursuant to
Section 9.3(h), due to unforeseen events beyond the reasonable control or anticipation of the Manager, or unless otherwise authorized by the Management Committee, shall be for the sole account of the Manager and such excess shall not be included in the calculations of the Participating Interests. Budget overruns of ten per cent (10%) or less shall be acceptable to form part of the Earn-In Expenditures.

                  (g) Emergency Expenditures. In case of emergency, the Manager may take any reasonable action it deems necessary to protect life, limb or property, to protect the Assets or to comply with law or government regulation. The Manager shall promptly notify the Participants of the emergency expenditure, and the Manager shall be reimbursed by Hecla Ventures for all resulting costs (if the Manager is other than Hecla Ventures).

                  (h) Interim Program and Budget. If the Management Committee for any reason has failed to adopt a Program and Budget to succeed an expiring or completed prior Program and Budget, the Manager shall continue operations at levels necessary to maintain the Assets and to comply with any and all legal obligations.

         9.4 Accounts and Settlements.

                  (a) Monthly Statements. The Manager shall promptly submit to the Management Committee monthly statements of accounts (costs and activities) reflecting in reasonable detail the Earn-in Activities during the preceding month, including a written report of activities, progress and results.

                  (b) Cash Calls. On the basis of the adopted Program and Budget, the Manager, if other than Hecla Ventures, shall submit to Hecla Ventures prior to the 15th day of each calendar month, a billing for the Manager's Fee due to Manager pursuant to section 9.2(e) for the preceding month. Within ten (10) days after receipt of each billing, Hecla Ventures shall advance to the Manager payment for the Manager's Fee.

                  (c) Failure to Meet Cash Calls. If Hecla Ventures fails to meet cash calls in the amount and at the times specified in Section 9.4(b) shall be in default, and the amounts of the defaulted cash call shall bear interest from the date due at an annual rate equal to the Prime Rate plus 5%, but in no event shall said rate of interest exceed the maximum permitted by law, nor be included as part of Earn-in Activities.

                  (d) Audits. Upon request made by any Participant within 12 months following the end of any calendar year (or, if the Management Committee has adopted an accounting period other than the calendar year, within 12 months after the end of such period), the Manager shall order an audit of the accounting and financial records for such calendar year (or other accounting period). All written exceptions to and claims upon the Manager for discrepancies disclosed by such audit shall be made not more than three months after receipt of the audit report. Failure to make any such exception or claim within the three-month period shall mean the audit is correct and binding upon the Participants. The audits shall be conducted by a firm of certified public or chartered accountants selected by the Manager, unless otherwise agreed by the Management Committee.

         9.5 Parameters for Hecla Ventures' Earn-in Activities. During the Term of this Earn-in Agreement, Hecla Ventures shall act in accordance with direction from the Management Committee but Hecla Ventures shall be solely responsible for conducting at its expense the specific manner and method of the Earn-in Activities described in Exhibit E, including, without limitation, mineral exploration, development, test mining and processing activities, drilling, blasting, assaying, modeling, engineering, geophysics, geochemistry, hydrology, metallurgy, metallurgical and environmental test work or other test work, process testing, permitting, regulatory compliance, evaluation, performance and preparation of a Feasibility Study, and all other activities incidental to or arising therefrom, on or for the benefit of the Properties, regardless of where such activities may be conducted. Hecla Ventures may recover and process a reasonable amount of ore and other material from the Properties for testing purposes during Earn-In-Activities and may conduct such testing on or off the Properties. Proceeds from all Products produced from the Area of Interest during the term of this Earn-In Agreement (estimated to approximate 40,000 tons at a grade of 1.29 oz Au and 7 oz Ag diluted by 50% for a total tonnage of 60,000 tons; equivalent gold ounces produced expected to approximate 53,000 ozs) shall be distributed one hundred percent (100%) to Hecla Ventures up to Hecla Ventures' actual costs of Stage I and Stage II Earn-in Activities plus fifteen percent (15%). Any excess amounts shall be distributed based on the deemed Participating Interests of the Parties.

         9.6 Surface and Surface Facilities. Subject to approval of the Management Committee and compliance with Underlying Agreements and applicable law, including Newmont Mining Company reclamation agreement on the Reclaim Area as described in Exhibit A, Hecla Ventures shall have the right without further consideration, to use as much of the surface and any surface facilities owned or controlled by Rodeo Creek, or on lands within the Area of Interest that are both owned or controlled by Rodeo Creek and made subject to this Earn-in Agreement. Hecla Ventures shall have the right to make other surface use arrangements only upon authorization from the Management Committee and subject to compliance with Newmont Mining Company reclamation activities on the Properties.

         9.7 Compliance With Laws and Agreements. Hecla Ventures' Earn-in Activities on the Properties shall be conducted in compliance with all applicable laws, statutes, regulations, Underlying Agreements (specified on Schedule A as they may be augmented from time to time pursuant to the terms hereof) and this Earn-in Agreement.

                                    ARTICLE X
                             RECLAMATION OBLIGATIONS

         Hecla Ventures shall comply with all laws and regulations of the State of Nevada and the United States of America as they pertain to reclamation obligations and Hecla Ventures shall fund and at Hecla Ventures' election, either contract out or carry out these reclamation obligations relating to or arising out of Earn-in Activities on the surface and subsurface of the Area of Interest. If Rodeo Creek elects to continue activities on the Area of Interest for greater than one year from the date of Termination by Hecla Ventures and elects not to have reclamation activities undertaken at that time, then an independent third party's determination of the reclamation liability for Earn-In-Activities will be obtained. Based on the determination of the reclamation liability ("DRL") for Earn-In-Activities then the following shall occur:

         (1) if the reclamation fund ("RF") equals the DRL than no monies shall be removed from the RF and Hecla Ventures shall be released of all further reclamation obligations under this Earn-In-Agreement and the Parties shall execute the Termination and Release Agreement in Part III of Exhibit A; or

         (2) if the RF is less than the DRL than Hecla Ventures shall contribute 100% of the deficiency; or

         (3) if the RF is greater than the DRL than any unused portion of a reclamation fund (funded during or on termination of the Earn-in Activities) remaining after reclamation of the area(s) or upon payment to Rodeo Creek of the DRL to which the reclamation fund relates shall be distributed to Hecla Ventures to the extent Hecla Ventures has not recouped 115% of the actual costs of Stage I and Stage II Earn-in Activities, otherwise distributed to the Participants based on their respective Participating Interest at time of disbursement.

         In the event of (1), (2) or (3) above, then Rodeo Creek shall be fully responsible for the DRL and Hecla Ventures shall be released of all further reclamation obligations. Hecla Ventures acknowledges that certain areas of the Properties are undergoing reclamation. Hecla Ventures agrees to coordinate its Earn-in Activities with Rodeo Creek's reclamation and permitting activities and Rodeo Creek's reclamation activities with Newmont Mining Company, and dealings with BLM, NDEP and Traditional Cultural Properties and Resources and other government agencies.

         Nothing in this Earn-in Agreement shall require or be interpreted as requiring Hecla Ventures to perform any reclamation or pay any part of reclamation costs associated with conditions resulting from any activities on the Properties conducted by any other person or entity other than Hecla Ventures.

                                   ARTICLE XI
                         REPORTING, INSPECTION AND AUDIT

         Hecla Ventures shall keep Rodeo Creek advised of all Earn-in Activities during the term of this Earn-in Agreement by making available to Rodeo Creek all Area of Interest data and information within a reasonable time but no more than thirty (30) days after such data and information is available to Hecla Ventures; if such information is material to Rodeo Creek then Hecla Ventures will provide it promptly to Rodeo Creek. In addition, Rodeo Creek's employees, agents and representatives (at Rodeo Creek's sole risk and expense and subject to reasonable safety regulations) shall have the right to inspect and to audit

Hecla Ventures' activities on and with respect to the Properties and all documents, records, accounts and other data at all reasonable times, so long as, Rodeo Creek's employees, agents and representatives do not unreasonably interfere with Earn-in Activities. Hecla Ventures shall provide Rodeo Creek detailed reports within fifteen (15) days following the end of each calendar month that summarize Hecla Ventures' Earn-in Activities for each month and a schedule of plans for the forthcoming month.

                                   ARTICLE XII
                                   MEMORANDUM

         Hecla Ventures and Rodeo Creek shall execute and record a memorandum of this Earn-in Agreement in substantially the form of Exhibit D, which shall not disclose financial or other proprietary information contained herein, in a form sufficient to constitute record public notice of the rights granted by this Earn-in Agreement in the county or counties in which the Properties are situated. This Earn-in Agreement shall not be recorded.

                                  ARTICLE XIII
                                    DEFAULTS

         In the event of any Default by either Hecla Ventures or Rodeo Creek in the performance of its obligations under this Earn-in Agreement ("Defaulting Party"), the Non-Defaulting Party shall give to the Defaulting Party written notice specifying the default. If the Default is not completely cured within thirty (30) days, or such other, longer time as may be specified in this Agreement, after the Defaulting Party has received the notice, the Non-Defaulting Party may declare this Earn-in Agreement terminated and/or pursue legal action against the Defaulting Party. Nothing herein shall be construed as a limitation of remedies to the Non-Defaulting Party.

                                   ARTICLE XIV
                                 CONFIDENTIALITY

         14.1 General. The financial terms of this Earn-in Agreement and all geologic, metallurgical and other information obtained in connection with the performance of it shall be the exclusive property of the Parties, except that on termination of this Earn-in Agreement, other than on execution and delivery of Operating Agreement, ownership of all information shall revert solely to Rodeo Creek. Information, except as provided in Section 14.2, shall not be disclosed by a Party to any third party or the public without the prior written consent of the other Party.

         14.2 Exceptions. The consent required by Section 14.1 shall not apply to a disclosure:

                  (a) To an Affiliate or a consultant, contractor or subcontractor that has a bona fide need to be informed;

                  (b) To any third party to whom the disclosing Party contemplates a transfer of all of its interest in or to this Earn-in Agreement; or

                  (c) To a governmental agency or to the public which the disclosing Party believes in good faith is required by pertinent law or regulation or the rules of any stock exchange on which the disclosing Party is listed.

In any case to which this Section 14.2 is applicable, the disclosing Party shall give notice to the other Party concurrently with the making of such disclosure. As to any disclosure pursuant to Section 14.2(a) or (b), only such confidential information as such third party shall have a legitimate business need to know shall be disclosed and such third party shall first agree in writing to protect the confidential information from further disclosure for a period of one (1) year after its receipt to the same extent as the Parties are obligated under this Article XIV.

         14.3 Press Releases. Hecla Ventures and Rodeo Creek shall consult with and provide a written copy to each other at least twenty-four (24) hours before issuing any press release or public statement on the results of Earn-in Activities on or for the benefit of the Properties. Neither Hecla Ventures nor Rodeo Creek or their Guarantors shall issue any press release or public statement mentioning the name of the other or of any entity related to the other without the other Party's prior written approval, which approval shall not be unreasonably withheld.

         14.4 Duration of Confidentiality. The provisions of this Article XIV shall apply during the Term of this Earn-in Agreement and shall continue to apply to any Party who withdraws, who is deemed to have withdrawn, or who transfers its interest in this Earn-in Agreement, for one year following the date of such occurrence. If the Parties enter into the Operating Agreement, its provisions concerning confidentiality shall then apply to the financial terms of this Earn-in Agreement and to all information obtained in connection with the performance of Earn-in Activities.

                                   ARTICLE XV
                                      TAXES

         15.1 Payment of Properties and Improvement Taxes. All taxes levied on real estate associated with the Properties or any improvements on the Properties during the term of this Earn-in Agreement shall be paid by Hecla Ventures as part of Earn-In Expenditures.

         15.2 Provisions Concerning Taxation. While this Earn-in Agreement is in effect, all matters relating to taxation other than Section 15.1 shall be governed by Article IV of this Earn-in Agreement.

                                   ARTICLE XVI
                                   COOPERATION

         Within ten (10) days after a request from a Party, each Party shall provide the other Party with access to all data and information in its possession or to which it has access relating to or affecting the Properties including, but not limited to, title documents, legal opinions, pertinent agreements, assays, samples of minerals, drill hole logs, test results, historical materials relating to exploration, development, mining, environmental matters and title, filings with governmental bodies, maps and surveys. Both Parties shall have the right to make copies thereof, each at its own expense.

                                  ARTICLE XVII
                               GENERAL PROVISIONS

         17.1 Notices. All notices and other required communications made pursuant to this Earn-in Agreement (referred to in this Section 17.1 as "Notices") to the Parties shall be in writing, and shall be addressed respectively as follows:

To:  Hecla Ventures Corp.          w/a copy to:  Hecla Mining Company
     6500 Mineral Drive                          6500 Mineral Drive
     Coeur d'Alene, Idaho 83815-8788             Coeur d'Alene, Idaho 83815-8788
     USA                                         USA
     Attn: President                             Attn: President and COO

To:  Rodeo Creek Gold Inc.         w/a copy to:  Lang Michener
     C/O Richard Harris                          1500-1055 West Georgia Street
     260-6121 Lakeside Drive                     Vancouver, British Columbia
     Reno, NV 89511                              V6E 4N7, CANADA
                                                 Attn: B. Zinkhofer

                                   w/a copy to:  Great Basin Gold Ltd.
                                                 1020-800 West Pender Street
                                                 Vancouver, British Columbia
                                                 V6C 2V6, CANADA
                                                 Attn: President & CEO


All Notices shall be given: (i) by personal delivery to the Party or (ii) by electronic communication, with a confirmation sent by registered or certified mail return receipt requested, or (iii) by registered or certified mail return receipt requested. All Notices shall be effective and shall be deemed delivered
(i) if by personal delivery, on the date of delivery if delivered during normal business hours, and if not delivered during normal business hours, on the next business day following delivery, (ii) if by electronic communication, on the next business day following receipt of the electronic communication, and (iii) if solely by mail, on the next business day after actual receipt. A Party may change its address by Notice to the other Party.

         17.2 Waiver. The failure of a Party to insist on the strict performance of any provision of this Earn-in Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Earn-in Agreement or limit the Party's right thereafter to enforce any provision or exercise any right.

         17.3 Modification. No modification of this Earn-in Agreement shall be valid unless made in writing and duly executed by the Parties.

         17.4 Force Majeure. Except for any obligation to make payments when due hereunder and except for matters arising out of a Party's lack of funds, the obligations of a Party shall be suspended to the extent and for the period that performance is prevented by any cause, beyond its reasonable control, including, without limitation, labor disputes (however arising and whether or not employee demands are reasonable or within the power of the Party to grant); acts of God; laws, regulations, orders, proclamations, instructions or requests of any government or governmental entity; judgments or orders of any court; inability to obtain on reasonably acceptable terms any public or private license, permit or other authorization, including access and occupancy rights from surface owners; acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot, civil strife, insurrection or rebellion; fire, explosion, earthquake, storm, flood, sink holes, drought or other adverse weather conditions; delay or failure by suppliers or transporters of materials, parts, supplies, services or equipment or by contractors' or subcontractors' shortage of, or inability to obtain, labor, transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; or any other cause similar to the foregoing The affected Party shall promptly give notice to the other Party of the suspension of performance, stating therein the nature of the suspension, the reasons therefore, and the expected duration thereof. The affected Party shall resume performance as soon as reasonably possible. Commercial frustration, commercial impracticability or the occurrence of unforeseen events rendering performance hereunder uneconomical shall not constitute an excuse of performance of any obligation imposed hereunder.

         17.5 Governing Law. This Earn-in Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada, except for its rules pertaining to conflicts of laws.

         17.6 Rule Against Perpetuities. Any right or option to acquire any interest in real or personal property under this Earn-in Agreement must be exercised, if at all, so as to vest such interest within twenty-one (21) years after the Effective Date.

         17.7 Further Assurances. Each of the Parties agrees to take from time to time such actions and execute such additional instruments (without demand for further consideration) as may be reasonably necessary or convenient to implement and carry out the terms of this Earn-in Agreement.

         17.8 Entire Agreement; Amendments; Successors and Assigns. This Earn-in Agreement contains the entire understanding of the Parties and supersedes all prior agreements and understandings between the Parties relating to the subject matter hereof, and may be amended only by a written agreement executed by the Parties hereto. This Earn-in Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Parties. No Party shall assign any interest or obligation in this Earn-in Agreement to any party without the written consent of the other Parties, which consent shall not be unreasonably withheld, provided, however, that no consent shall be required to transfer a Participant's interest to an Affiliate.

         17.9 Severability. In the event that a court of competent jurisdiction determines that any term, part or provision of this Earn-in Agreement is unenforceable, illegal, or in conflict with any federal, state, or local laws, the Parties intend that the court reform that term, part or provision within the limits permissible under law in a way as to approximate most closely the intent of the Parties to this Earn-in Agreement; provided that, if the court cannot make a reformation, then that term, part or provision shall be considered severed from this Earn-in Agreement. The remaining portions of this Earn-in Agreement shall not be affected and it shall be construed and enforced as if it did not contain that term, part or provision.

         17.10 Paragraph Headings. The paragraph and other headings of this Earn-in Agreement are inserted only for convenience and in no way define, limit or describe the scope or intent of this Earn-in Agreement or effect its terms and provisions.

         17.11 Attorneys' Fees. The prevailing party in any dispute arising under this Earn-in Agreement shall be entitled to an award of its reasonable attorneys' fees and costs.

         17.12 Counterparts. This Earn-In Agreement may be signed by the Parties and Guarantors hereto in as many counterparts as may be necessary, and via facsimile if necessary, each of which so signed being deemed to be an original and such counterparts together constituting one and the same instrument and, notwithstanding the date of execution, being deemed to bear the execution date as set forth in this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed this Earn-in Agreement as of the date first above written.

HECLA VENTURES CORP.                        RODEO CREEK GOLD INC.

By:                                         By:
   -------------------------------             -------------------------------
        Authorized Signatory                         Authorized Signatory


----------------------------------          ----------------------------------
        Print Name                                   Print Name


----------------------------------          ----------------------------------
        Title                                        Title

IN WITNESS WHEREOF, the Guarantors hereto have executed this Earn-in Agreement as of the date first above written.

Agreed as to Recital D and Sections         Agreed as to Recital E and Sections
2.6, 2.7, 5, Exhibit E and Article X        2.3, 2.4 and 5 and Exhibit E


HECLA MINING COMPANY                        GREAT BASIN GOLD LTD.


Per:                                        Per:
    ------------------------------              --------------------------------
Authorized Signatory                        Authorized Signatory


----------------------------------          ----------------------------------
Print Name                                  Print Name


----------------------------------          ----------------------------------
Title                                       Title

                                ACKNOWLEDGEMENTS

STATE OF IDAHO       )
                     ) ss.
County of Kootenai   )

         The foregoing instrument was acknowledged before me this ________ day of _____________ 2002, by Thomas F. Fudge, President of Hecla Ventures Corp., a Nevada corporation, on behalf of said corporation.


                                     -------------------------------------------
                                     Notary Public in and for the State of Idaho
                                     Residing at: ______________________________
                                     My Commission Expires: ____________________




STATE OF IDAHO       )
                     ) ss.
County of Kootenai   )

         The foregoing instrument was acknowledged before me this ________ day of _____________ 2002, by __________________, _________________ of Hecla Mining
Company, a Delaware corporation, on behalf of said corporation.


                                     -------------------------------------------
                                     Notary Public in and for the State of Idaho
                                     Residing at: ______________________________
                                     My Commission Expires: ____________________

CANADA                       )
                             )
Province of British Columbia )

         The foregoing instrument was acknowledged before me this ______ day of _______________, 2002, by ___________________________________ the
_______________________ of Rodeo Creek Gold Inc., a Nevada corporation, on behalf of said corporation



                                     -------------------------------------------
                                     Notary Public in and for the
                                     Province of British Columbia
                                     Residing at: ______________________________
                                     My Commission Expires: ____________________

CANADA                       )
                             )
Province of British Columbia )

         The foregoing instrument was acknowledged before me this ______ day of _______________, 2002, by __________________________________ the
_______________________ of Great Basin Gold Ltd., a British Columbia, Canada corporation, on behalf of said corporation.

                                     -------------------------------------------
                                     Notary Public in and for the
                                     Province of British Columbia
                                     Residing at: ______________________________
                                     My Commission Expires: ____________________

                                    EXHIBIT A
                                   PROPERTIES
                    (INCLUDES EXHIBIT A, PART I, II AND III)

I. The 73 unpatented lode claims located in Elko County, Nevada listed below lie completely or partially within the Area of Interest commonly known as the Hollister Development Block which is defined by the following three dimensional Mine Grid Coordinates:
         34,000E to 40,000E
         35,000N to 42,000N
         Surface to 4,000ft Above sea level

         These claims are subject to Underlying Agreements (Part II and III of Exhibit A) and obligations or royalties of general application to any local, state or federal governments.

--------------------------------- ------------------------------- --------------------------------
           CLAIM NAME                      NCM NUMBERS                   NUMBER OF CLAIMS
--------------------------------- ------------------------------- --------------------------------

--------------------------------- ------------------------------- --------------------------------
BILLY NUMBER 6-7                  103763-103764                                  2
--------------------------------- ------------------------------- --------------------------------
CAR 1-5                           103752-103756                                  5
--------------------------------- ------------------------------- --------------------------------
PICKUP 2                          103765                                         1
--------------------------------- ------------------------------- --------------------------------
GAPFILLER                         103767                                         1
--------------------------------- ------------------------------- --------------------------------
GAPFILLER 1                       103768                                         1
--------------------------------- ------------------------------- --------------------------------
JERRY 1,2,4,5,                    103769,103770,103772,                         14
      13-15,                      103775,103780-103782,
      23-25,                      103790-103792,
      28-31                       103793-103796
--------------------------------- ------------------------------- --------------------------------
WDF 1                             395835                                         1
--------------------------------- ------------------------------- --------------------------------
MWB 1                             515540                                         1
--------------------------------- ------------------------------- --------------------------------
PICKUP 1                          617440
--------------------------------- ------------------------------- --------------------------------
CLYN 151-175,                     679609-679633,                                41
     204-212,                     679662-679670,
     219,220,                     679677, 679678,
     222,224,226,                 679680, 679682, 679684,
     228, 230                     679686, 679688
--------------------------------- ------------------------------- --------------------------------
HAROLDS CLUB 1A-5A                681147-681151                                  5
--------------------------------- ------------------------------- --------------------------------
HAROLDS CLUB 8A                   681152                                         1
--------------------------------- ------------------------------- --------------------------------

--------------------------------- ------------------------------- --------------------------------
TOTAL                                                                        73 CLAIMS
--------------------------------- ------------------------------- --------------------------------


                         Exhibit A to Earn-in Agreement
                               Part I - Properties

                           HOLLISTER DEVELOPMENT BLOCK
                                AREA OF INTEREST



                                    [GRAPHIC]







                         Exhibit A to Earn-in Agreement
                               Part I - Properties

II.      LEASES AND ROYALTIES AND UNDERLYING AGREEMENTS

         A. Hillcrest Claims. The Billy 6-7; Car 1-5; Pickup 2; Gapfiller; Gapfiller 1; Jerry 1-2, 4-5, 13-15, 23-25, and 28-31; Pickup 1; and Harold's Club 1A-5A and 8A claims (the "Hillcrest Claims") are owned by Hillcrest Mining Company, a Nevada corporation.

         The Hillcrest Claims are subject to a Mineral Lease dated October 23, 1981 between Hillcrest Mining Company as Lessor and Auric Metals Corporation as Lessee (the "Hillcrest Mining Lease"). A Sublease dated December 10, 1981 was granted by Auric Metals Corporation to United States Steel Corporation. Through various conveyances, the Sublease is now held by Rodeo Creek Gold Inc., a Nevada corporation.

         There are three royalties associated with the Hillcrest Claims: a 2% royalty on net proceeds reserved to Hillcrest/Auric; a 3% net returns royalty in favor of USX (successor to United States Steel Corporation). A 5% net profits interest reserved by Touchstone Resources Company will be paid entirely by Rodeo Creek out of Rodeo Creek's Participating Interest or Rodeo Creek's interest in the Net Profits Interest and will in no event affect the Participating Interest or Net Profits Interest of Hecla Ventures. The USX royalty was subsequently conveyed to Franco-Nevada Mining Corporation and Euro-Nevada Mining Corporation, Inc., which have been acquired by Newmont Mining Corporation (or a related company); the 3% net returns royalty is now owned and controlled by Newmont.

         B. Ivanhoe Claims. The WDF 1, MDW 1, and CLYN 151-175, 204-212, 219-220, 222, 224, 226, 228, and 230 claims (the "Ivanhoe Claims") are owned by Rodeo Creek Gold Inc., a Nevada corporation.

         The Ivanhoe Claims are subject to two royalties: a 5% net returns royalty, originally reserved by USX and now held by Newmont Mining Corporation or an affiliate company. A 5% net profits interest reserved by Touchstone Resources Company will be paid entirely by Rodeo Creek out of Rodeo Creek's Participating Interest or Rodeo Creek's interest in the Net Profits Interest and will in no event affect the Participating Interest or Net Profits Interest of Hecla Ventures.


                         Exhibit A to Earn-in Agreement
      Part II - Properties -Leases and Royalties and Underlying Agreements

         C. Underlying Agreements and Other Information. See Hollister Development Block Land and Agreement 3 ring binder dated July 22, 2002 for legal opinion, Property map and Underlying Agreements. A copy of the table of contents follows in Part III.


                         Exhibit A to Earn-in Agreement
      Part II - Properties -Leases and Royalties and Underlying Agreements

PART III - UNDERLYING AGREEMENTS AND OTHER INFORMATION

1.0 SUMMARY INFORMATION

      * Claim List - claims in Hollister Development Block with ownership and royalties identified.

      * Claim Map - Hollister Development Block with corresponding royalties identified.

2.0 LEGAL CORRESPONDENCE

      * Title Report on Hollister Development Block, Elko County, Nevada, dated July 19, 2002 by Harris & Thompson.

      * Hillcrest-Auric Production Royalty, dated June 26, 1998 by Harris, Trimmer & Thompson.

3.0 FEBRUARY 18, 2002 - NEWS RELEASE

      * Newmont announces that it has completed its acquisition of Franco-Nevada Mining.

4.0 MARCH 15, 2002 - ACKNOWLEDGEMENT

      * RODEO CREEK GOLD INC. AND TOUCHSTONE RESOURCES INC.: Touchstone's participating interest in the joint venture is reduced to below 10%, they relinquish their interest to Rodeo Creek and reserve a 5% Net Profits Royalty.

5.0 OCTOBER 27, 2000 - ASSIGNMENT OF INTEREST

      * AURIC METALS CORPORATION AND FINLEY RIVER COMPANY: Auric assigns and transfers all of its rights, titles and interests in the Hillcrest Mining Lease and Sublease to Finley River.

6.0 MARCH 02, 1999 - PURCHASE AGREEMENT

      * GREAT BASIN GOLD LTD. AND TOUCHSTONE RESOURCES COMPANY & CORNUCOPIA RESOURCES LTD.: Great Basin purchases all of the shares of Touchstone Resources from Cornucopia Resources.

7.0 JULY 31, 1998 - PURCHASE AGREEMENT ASSIGNMENT

      * GREAT BASIN GOLD INC. AND RODEO CREEK GOLD INC.: Great Basin assigns all of its right, title and interest in the August 13, 1997 purchase agreement to Rodeo Creek.

      * GREAT BASIN GOLD INC. AND RODEO CREEK GOLD INC.: Quitclaim deed and assignment of the "Ivanhoe Properties" from Great Basin to Rodeo Creek.

8.0 JULY 31, 1998 - VENTURE AGREEMENT ASSIGNMENT

      * GREAT BASIN GOLD INC. AND RODEO CREEK GOLD INC.: Great Basin assigns all of its right, title and interest in the August 13, 1997 venture agreement to Rodeo Creek.


                         Exhibit A to Earn-in Agreement
       Part III - Properties -Underlying Agreements and Other Information

9.0 AUGUST 13, 1997 - SUBLEASE AMENDMENT

      * AURIC METALS CORPORATION, AND HILLCREST MINING COMPANY AND GREAT BASIN GOLD INC..: Auric and Hillcrest acknowledge the assignment of the Sublease to Great Basin effective August 13, 1997.

10.0 AUGUST 13, 1997 - QUITCLAIM DEED AND ASSIGNMENT

      * NEWMONT EXPLORATION LIMITED AND GREAT BASIN GOLD INC..: Newmont quitclaims all rights titles and interest in the Ivanhoe properties to Great Basin Gold and assigns all of its rights , title and interests in the mineral lease and sub-lease to Great Basin.

11.0 AUGUST 13, 1997 - PURCHASE AGREEMENT

      * NEWMONT EXPLORATION LIMITED, TOUCHSTONE RESOURCES COMPANY AND GREAT BASIN GOLD INC..: Newmont and Touchstone terminate the Venture Agreement and Great Basin acquires Newmont's interest in the Ivanhoe Properties.

12.0 AUGUST 13, 1997 - VENTURE AGREEMENT

      * TOUCHSTONE RESOURCES COMPANY AND GREAT BASIN GOLD INC..: Great Basin and Touchstone participate jointly in the exploration, evaluation and development of mineral resources within the Ivanhoe Properties and any other acquired properties under the terms of this agreement.

13.0 MARCH 19, 1992 - QUITCLAIM DEED AND ASSIGNMENT

      * USX CORPORATION AND EURO-NEVADA MINING CORPORATION: USX conveys all of its remaining interest right and title in the "Deed" dated December 20, 1988 to Euro-Nevada.

14.0 DECEMBER 20, 1988 - QUITCLAIM DEED AND ASSIGNMENT

      * USX CORPORATION AND TOUCHSTONE RESOURCES COMPANY: USX conveys all of its interest right and title in the USX Claims and the base leases and Hillcrest claims to Touchstone while reserving certain interests.

      *

15.0 MARCH 26, 1987 - LESSOR'S CERTIFICATION

      * AURIC METALS CORPORATION AND TOUCHSTONE RESOURCES COMPANY: Auric certifies the good standing of the leases.

16.0 MARCH 19, 1987 - CERTIFICATION AND AGREEMENT

      * HILLCREST MINING RESOURCES COMPANY AND TOUCHSTONE RESOURCES COMPANY AND USX CORPORATION: Renewal and amendment of the lease.


                         Exhibit A to Earn-in Agreement
       Part III - Properties -Underlying Agreements and Other Information

17.0 MARCH 19, 1987 - AMENDMENT TO MINERAL LEASE

      * AURIC METALS CORPORATION AND HILLCREST MINING RESOURCES: Amendment to the lease and assignment of interest.

18.0 DECEMBER 10, 1981 - SUBLEASE

      * AURIC METALS CORPORATION AND USX: USX subleases the Hillcrest Claims from Auric.

19.0 OCTOBER 23, 1981 - MINERAL LEASE

      * AURIC METALS CORPORATION AND HILLCREST MINING RESOURCES: Auric Leases the "Hillcrest" claims from Hillcrest.


                         Exhibit A to Earn-in Agreement
       Part III - Properties -Underlying Agreements and Other Information

IV:      TERMINATION AND RELEASE AGREEMENT

         THIS AGREEMENT is entered into and made effective this ___ day of ________, 20___, by and between Hecla Ventures Corp., a Nevada corporation ("Hecla Ventures") and its Guarantor, Hecla Mining Company, with their principal place of business at 6500 Mineral Drive, Coeur d'Alene, Idaho 83815-8788 and Rodeo Creek Gold Inc., C/O Richard Harris, 260 - 6121 Lakeside Drive, Reno, Nevada 89511, a Nevada corporation ("Rodeo Creek"), and its Guarantor, Great Basin Gold Ltd. with their principal place of business at 1020 - 800 West Pender Street, Vancouver, British Columbia V6C 2VC.

                                    RECITALS

         WHEREAS, Hecla Ventures and Rodeo Creek entered into an Earn-in Agreement dated August 2, 2002 ("Earn-in Agreement"); and,

         WHEREAS, Hecla Ventures and Rodeo Creek desire to terminate the Earn-in Agreement.

         NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.1 "Hecla Ventures" means Hecla Ventures Corp. and its subsidiaries, affiliates, successors and assigns;

         1.2 "Great Basin" means Great Basin Gold Ltd. and its subsidiaries, affiliates, successors and assigns;

         1.3 "Earn-in Agreement" means the Earn-in Agreement by and between Hecla Ventures and Rodeo Creek, dated August 2, 2002, including all amendments and modifications thereof, and all schedules and exhibits, thereto.

         1.4 "Agreement" shall mean collectively all covenants, terms and conditions of this Termination and Release of Agreement, and any specifications and exhibits thereto.

         1.5 All other defined terms used in this Agreement and in its exhibits shall have the definitions previously agreed to in the Earn-in Agreement, unless specifically defined herein.


                         Exhibit A to Earn-in Agreement
                   Part IV - Termination and Release Agreement

                                   ARTICLE II
                        TERMINATION OF EARN-IN AGREEMENT

2.1 As evidenced by their signatures below, Hecla Ventures and Rodeo Creek hereby agree to terminate the Earn-in Agreement, subject to the terms and conditions of this Agreement.

                                   ARTICLE III
                                 MUTUAL RELEASE

3.1 Except as set out in this Agreement, Hecla Ventures and Rodeo Creek hereby release each other from all duties, obligations and liabilities, past, present and future, including contingent liabilities arising in whole or in part from joint operations on and near the Properties for activities undertaken pursuant to the Earn-in Agreement, excluding Hecla Mining Warrants and Great Basin Warrants which have been exchanged.

                                   ARTICLE IV
                                    INDEMNITY

4.1 Rodeo Creek's Indemnity

         Notwithstanding any provision of this Agreement to the contrary, Rodeo Creek shall be solely responsible for, and shall indemnify, defend, and hold harmless Hecla Ventures and its directors, officers, employees, agents, attorneys and Affiliates from and against, any and all liabilities, losses, claims, demands, damages, costs, expenses (including without limitation any environmental, reclamation and remediation expenses, fines, penalties, judgments, litigation costs and attorneys' fees) enforcement actions and causes of action ("Claims") arising in whole or in part from the activities conducted at any time prior to the Effective Date of the Earn-In Agreement on the Properties or on lands owned or controlled as of the Effective Date by Rodeo Creek within the Area of Interest, or on nearby lands involved in Rodeo Creek's operations, regardless of whether such Claims arise or accrue before or after the Effective Date of this Agreement, or after termination or expiration of the Term of this Agreement for any reason.


                         Exhibit A to Earn-in Agreement
                   Part IV - Termination and Release Agreement

4.2 Hecla Ventures' Indemnity

         Notwithstanding any provision of this Agreement to the contrary, Hecla Ventures shall be solely responsible for, and shall indemnify, defend, and hold harmless Rodeo Creek and its directors, officers, employees, agents, attorneys and Affiliates from and against, any and all liabilities, losses, claims, demands, damages, costs, expenses (including without limitation any environmental, reclamation and remediation expenses, fines, penalties, judgments, litigation costs and attorneys' fees) enforcement actions and causes of action ("Claims") arising in whole or in part from the Earn-in Activities conducted at any time after the Earn-In Agreement Effective Date on the Properties or on lands owned or controlled as of the Effective Date by Hecla Ventures within the Area of Interest, or on nearby lands involved in Hecla Ventures' operations, regardless of whether such Claims arise or accrue after the Effective Date of this Agreement, or after termination or expiration of the Term of this Agreement for any reason.

                                    ARTICLE V
                                 ATTORNEYS' FEES

5.1 The prevailing party in any dispute arising under this Agreement shall be entitled to an award of its reasonable attorneys' fees and costs.

                                   ARTICLE VI
                                PARENT GUARANTEE

6.1 Hecla Mining hereby guarantees to Rodeo Creek the due performance of all the obligations of Hecla Ventures owed to Rodeo Creek hereunder.

6.2 Great Basin hereby guarantees to Hecla Ventures the due performance of all the obligations of Rodeo Creek owed to Hecla Ventures hereunder.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.


                         Exhibit A to Earn-in Agreement
                   Part IV - Termination and Release Agreement

HECLA VENTURES CORP.                        RODEO CREEK GOLD INC.


By NOT FOR SIGNATURE - FORM ONLY            By NOT FOR SIGNATURE - FORM ONLY
  ------------------------------              ------------------------------

-----------------------------------         --------------------------------
         Print Name                                  Print Name

------------------------------------        ------------------------------------
         Title                                       Title

         IN WITNESS WHEREOF, the Guarantors hereto have executed this Agreement as of the date first above written.

HECLA MINING COMPANY                        GREAT BASIN GOLD LTD.


By NOT FOR SIGNATURE - FORM ONLY            By NOT FOR SIGNATURE - FORM ONLY
  ------------------------------              ------------------------------

-----------------------------------         --------------------------------
         Print Name                                  Print Name

------------------------------------        ------------------------------------
         Title                                       Title


                         Exhibit A to Earn-in Agreement
                   Part IV - Termination and Release Agreement

                                ACKNOWLEDGEMENTS


STATE OF IDAHO             )
                           ) ss.
County of Kootenai         )

         The foregoing instrument was acknowledged before me this ___ day of _________________, 2002, by ______________________ the ____________________ of
Hecla Ventures Corp., a Nevada corporation, on behalf of said corporation.


                                        NOT FOR SIGNATURE - FORM ONLY
                                        Notary Public
                                        Residing at: __________________________
                                        My commission expires:_________________

STATE OF IDAHO             )
                           ) ss.
County of Kootenai         )

         The foregoing instrument was acknowledged before me this ___ day of _________________, 2002, by ______________________ the ____________________ of
Hecla Mining Company, a Delaware corporation, on behalf of said corporation.


                                        NOT FOR SIGNATURE - FORM ONLY
                                        Notary Public
                                        Residing at: __________________________
                                        My commission expires:_________________


                         Exhibit A to Earn-in Agreement
                   Part IV - Termination and Release Agreement

CANADA                         )
                               )
Province of British Columbia   )

         The foregoing instrument was acknowledged before me this ___ day of _________________, 2002, by ______________________ the ____________________ of
Rodeo Creek Gold Inc., a Nevada corporation, on behalf of said corporation.


                                        NOT FOR SIGNATURE - FORM ONLY
                                        Notary Public
                                        Residing at: __________________________
                                        My commission expires:_________________

CANADA                         )
                               )
Province of British Columbia   )

         The foregoing instrument was acknowledged before me this ___ day of _________________, 2002, by _______________________ the ___________________ of
Great Basin Gold Ltd., a British Columbia corporation, on behalf of said corporation.

                                        NOT FOR SIGNATURE - FORM ONLY
                                        Notary Public
                                        Residing at: __________________________
                                        My commission expires:_________________


                         Exhibit A to Earn-in Agreement
                   Part IV - Termination and Release Agreement

                                    EXHIBIT B
                              ACCOUNTING PROCEDURES


                              I. GENERAL PROVISIONS

It is the intent of the Manager and the Participants that the Manager, except as permitted by this Agreement, shall not lose or profit by reason of its duties and responsibilities as Manager. The Accounting Procedures shall be reviewed by the Management Committee upon the request of the Manager or any Participant to assure that the Manager (directly or through its Affiliates) does not , except as permitted by this Agreement, make a profit or suffer a loss from serving as Manager. The Participants shall, in good faith, endeavor to agree on modifications to these Accounting Procedures that will remedy any alleged unfairness or inequity.

1.       Definitions

         All words indicated with initial capital letters shall have the meaning set forth in Article I of this Joint Operating Agreement.

2.       Conflict with Agreement

         In the event of a conflict between the provisions of this Accounting Procedure and the provisions of the agreement to which this Accounting Procedure is attached ("Operating Agreement"), the provisions of the Operating Agreement shall control.

3.       Collective Action by Non-Manager

         Where there are more than one non-Manager, where an agreement or other action by non-Manager is expressly required under this Accounting Procedure, and if the Operating Agreement contains no contrary provisions in regard thereto, the agreement or action of a majority in interest of the non-Manager shall be controlling on all non-Managers.


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures

4.       Statements and Billings

         A. Prior to the first day of each month covered by an approved budget, or some other quantum of months as may be agreed by the Participants and such time being hereinafter referred to as the "Period," each Participant shall advance to the Joint Accounts its proportionate share (i.e., according to its Participating Interest in the Joint Operation) of the total amount of the funds required for such Period, as reflected by the budget. Manager shall pay and discharge all costs and expenses of the Joint Account as the same become due and payable. Notwithstanding the failure of the Participants to approve any budget, each Participant shall advance to the Joint Account its proportionate share of such funds as the Manager shall by written notice advise the Participants are required for protecting and maintaining the Joint Properties and meeting the obligations properly incurred for the Joint Account. No Participant shall be considered deficient as to any advance due from it unless it shall have been allowed at least ten (10) days (after receipt of copies of the approved budget on which determination of the amount to be advanced is based, or, in the case of an advance to be made pursuant to the next preceding sentence, after receipt of notice from the Manager in such regard) in which to make such advance.

         B. Manager shall provide non-Manager on or before the last day of the month following each Period a statement of costs and expenses for the Period. Such statement will reflect all charges and credits to the Joint Account, summarized by appropriate classifications indicative of the nature thereof. Proper adjustments shall be made between advances and direct and indirect costs, to the end that each Participant shall bear and pay its proportionate share of direct and indirect costs incurred and no more or less.

5.       Payment and Advances by Non-Manager

         In the case where advances have been insufficient to cover actual costs, the Manager, by written notice, shall advise non-Manager of such deficiency and request that funds to cover such deficiency be paid in accordance with this paragraph 5 of Section I. If advances exceed actual costs, the Manager shall advise non-Manager of such excess and


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures
         advise non-Manager of either a reduced amount required to be advanced for the next Period or return to the Participants their proportionate share of such excess. Each non-Manager shall pay pro rata share of any advance due for a Period or for a deficiency request for funds within ten (10) days after receipt of notice from Manager. If payment is not made within such time, the unpaid balance shall bear interest at the annual rate of five (5) percent above the Prime Rate.

6.       Adjustments

         Payments of any such advance or deficiency requests shall not prejudice the right of the non-Manager to protest or question the correctness thereof, provided, however, all accounts and statements rendered to non-Manager during any calendar year shall conclusively be presumed to be true and correct after twelve (12) months following the end of such calendar year, unless within the said twelve (12) month period a non-Manager takes written exception thereto and makes claim on Manager for adjustment. No adjustment favorable to Manager shall be made unless it is made within the same prescribed period. The provisions of this paragraph shall not prevent adjustments resulting from a physical inventory of the Joint Property.

7.       Audits

         The Manager shall, upon the request of any Participant with a Participating Interest under this Agreement, have an annual audit performed on the Manager's accounts by a firm of auditors acceptable to the Participants which own the majority Participating Interest. The cost of such annual audit shall be charged to the Joint Account. In addition to the annual audit, any other work performed by these auditors (including the preparation of schedules for submission to any taxing authorities), if approved by the Management Committee, shall be charged to the Joint Account.

         Notwithstanding the above, any audit, accounting, taxation or similar work performed at the request of any Participant to this Agreement for the exclusive benefit of that Participant shall be a charge to that Participant and not be a charge to the Joint Account.


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures

         A non-Manager, upon notice in writing to Manager, shall have the right to audit Manager's accounts and records relating to the accounting hereunder for any calendar year within the twelve (12) month period following the end of each calendar year, provided, however, the making of an audit shall not extend the time for the taking of written exception to and the adjustment of accounts as provided above. Where there are two or more non-Managers, the non-Manager shall make every reasonable effort to conduct joint or simultaneous audits in a manner which will result in a minimum of inconvenience to the Manager.


                               II. DIRECT CHARGES

Subject to limitations hereinafter prescribed, and unless otherwise provided in the Operating Agreement, Manager shall charge the Joint Account with the following items:

1.       Rentals, Royalties, Fees and Reclamation

         A. Rentals and royalties when such rentals, lease payments and royalties are paid by Manager for the Joint Account of the Participants.

         B. Any annual fee payment or assessment work expenditure on or for the Properties.

         C. A cash reclamation account that is funded on a per ounce basis to meet expected reclamation costs identified in the Feasibility Study as may be updated from time to time by an independent consultant and approved by the Management Committee.

2.       Labor

         A. Salaries and wages of Manager's employees or Affiliates directly engaged in the conduct of the Joint Operations (except those entities' executives and officers), and salaries or wages of technical employees who are temporarily assigned to and directly employed in the conduct of Joint Operations and whose salaries are not compensated for under Section III.

         B. Manager's cost of holiday, vacation, sickness, and disability benefits and other customary allowances paid to the employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this Section II and Paragraph 1 of
                  Section III; except that in the case of those employees only a pro rata portion of whose salaries and wages are chargeable to


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures
                  the Joint Account under Paragraph 1 of Section III, not more than the same pro rata portion of the benefits and allowances herein provided for shall be charged to the Joint Account. Cost under this Paragraph 2B may be charged on a "when and as paid basis" or by "percentage assessment" on the amount of salaries and wages chargeable to the Joint Account under Paragraph 2A of this Section II and Paragraph 1 of Section
                  III. If percentage assessment is used, the rate shall be based on the Manager's cost experience.

         C. Expenditures or contributions made pursuant to assessments imposed by governmental authority which are applicable to Manager's labor cost of salaries and wages chargeable to the Joint Account under Paragraphs 2A and 2B of this Section II and Paragraph 1 of Section III.

         D. Reasonable personal expenses of those employees whose salaries and wages are chargeable to the Joint Account under Paragraph 2A of this Section II and for which expenses the employees are reimbursed under Manager's usual practice.

3.       Employee Benefits

         Manager's cost of established plans for employees' group life insurance, hospitalization, pension, retirement, stock purchase, thrift, severance payments and other benefit plans of a like nature, applicable to Manager's labor cost chargeable to the Joint Account under Paragraphs 2A and 2B of this Section II and Paragraph 1 of
         Section III.

4.       Material

         Material and supplies ("Material") purchased or furnished by Manager for use on the Joint Property. So far as it is reasonably practical and consistent with efficient economical operation, only such Material shall be purchased for or transferred to the Joint Property as may be required for immediate use; and the accumulation of surplus stocks shall be avoided. The charges for any Material or services provided by Manager or an Affiliate of Manager shall not exceed the prevailing charges or rates for such Material or services in the vicinity of the Joint Property and those services performed by Manager or Affiliate of Manager shall be under the same terms and conditions as are customary and usual in the vicinity of the Joint Property in contracts of independent contractors who are doing work of a similar nature.


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures

5.       Transportation

         Transportation of employees and Material necessary for the Joint Operations but subject to the following limitations:

         A. If Material is moved to the Joint Property from the Manager's warehouse or other properties, no charge shall be made to the Joint Account for a distance greater than the distance from the nearest reliable supply store or railway receiving point where like material is available, except by agreement with non-Manager.

         B. If surplus Material is moved to Manager's warehouse or other storage point, no charge shall be made to the Joint Account for a distance greater than the distance to the nearest reliable supply store or railway receiving point, except by agreement with non-Manager. No charge shall be made to Joint Account for moving Material to other properties belonging to Manager, except by agreement with non-Manager.

         C. In the application of subparagraphs A and B above, there shall be no equalization of actual gross trucking costs of $100.00 or less.

6.       Off-Site Transportation of Ore

         Transportation of Products from the Properties to any off-site processing facility.

7.       Processing Cost

         It is understood at the time of the signing of this agreement that no final disposition of Products from the Properties has been arranged. However, the intent of the parties can be summarized as follows:

         A. If the arrangement shall be toll milling then the Participants shall take in kind and the costs required to beneficiate the Products to the point where delivery may be taken in kind are charged to the Joint Account as Processing Cost.


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures

         B. If the arrangement shall be custom milling the Processing Cost shall be the difference between the gross value of metal in the Products and the payment received for the Products.

8.       Services

         A. The cost of contract services and utilities procured from outside sources other than services covered by Paragraph 10 of this Section II of this Accounting Procedure.

         B. Use and services of equipment and facilities furnished by Manager as provided in Paragraph 2 of Section IV of this Accounting Procedure.

9.       Damages and Losses to Joint Property

         All costs or expenses necessary for the repair or replacement of Joint Property made necessary because of damages or losses incurred by fire, flood, storm, theft, accident, or any other cause. Manager shall furnish non-Manager written notice of damages or losses incurred as soon as practical after a report thereof has been received by Manager.

10.      Legal Expenses

         All costs and expenses of handling, investigating and settling litigation or claims arising by reason of the Joint Operations or necessary to protect or recover the Joint Property, including, but not limited to, attorneys' fees, court costs, cost of investigation or procuring evidence and amounts paid in settlement or satisfaction of any such litigation or claims; provided (a) except as otherwise permitted herein, no charge shall be made for the services of Manager's legal staff or other regularly employed legal personnel for legal services rendered solely on behalf of and for the benefit of Manager (such services being considered to be Administrative Overhead under Section III), except by agreement with non-Manager, (b) no charge shall be made for the fees and expenses of outside attorneys unless the employment of such attorneys is approved by the Management Committee, and (c) no settlement of litigation or claims for more than $100,000 in cash or value shall be made by the Manager without prior approval of the non-Manager.


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures

11.      Taxes

         All taxes of every kind and nature assessed or levied upon or in connection with the Joint Property, the operation thereof, of the production therefrom, and which taxes have been paid by the Manager for the benefit of all the Participants. For greater certainty, any tax levied on income or profit of the Joint Venture is payable by each individual Participant to this Agreement and, to the extent paid by the Joint Account, is to be refunded to the Joint Account by each such Participant on whom such tax is assessed and/or levied.

12.      Insurance Premiums

         Premiums paid for insurance required to be carried on the Joint Property for the protection of the Participants.

13.      Other Expenditures

         Any other expenditures not covered or dealt with in the foregoing provisions of this Section II or in Section III, and which are incurred by the Manager for the necessary and proper conduct of the Joint Operations and pursuant to any applicable provisions of the Operating Agreement.


                              III. INDIRECT CHARGES

         Subject to limitations hereinafter prescribed, and unless otherwise provided in the Operating Agreement, Manager shall charge the Joint Account with the following items:

1.       Administrative Overhead

         In addition to the charges made pursuant to Paragraph 1 above, Manager shall charge the Joint Account with an overhead charge calculated as follows:

         A. One percent (1%) of any expenditure for an item which would, under generally accepted accounting treatment for financial purposes, be capitalized and is not included as a direct charge included in Section II of the Account Procedure; plus

         B. Seven percent (7%) of all Direct Charges as defined in this Exhibit B, except the Direct Charges identified in Section II, paragraphs 1A, 1B and 1C of this Exhibit B but for any individual contract in excess of $50,000 the fee shall be reduced to 3%.


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures

         Such overhead rates may be amended from time to time by mutual agreement of the Participants hereto if, in practice, the rates are found to be insufficient or excessive.

2.       Depreciation and Amortization

         The value of additional capital equipment and facilities acquired after Stage II will be amortized on a per ounce produced basis over the remaining mine life, or the expected useful life of the newly acquired capital asset, whichever is shorter.


                      IV. BASIS OF CHARGES TO JOINT ACCOUNT

1.       Purchases

         Material and equipment purchased and service procured shall be charged at the price paid by Manager after deduction of all discounts actually received.

2.       Material Furnished by Manager

         Material required for operations shall be purchased for direct charge to the Joint Account whenever practicable, except that Manager may furnish such material from Manager's stocks under the following conditions:

         A.       New Material (Condition "A")

                  (1) New material transferred from Manager's warehouse or other properties shall be priced F.O.B. the nearest reputable supply store or railway receiving point, where such material is available, at current replacement cost of the same kind of material.

                  (2)      Cash discount shall be allowed.


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures

         B.       Used Material (Conditions "B" and "C")

                  (1) Material which cannot be classified as Condition "A" but which are classified as Condition "B" or "C" as defined below shall be priced at 50% of new price.

                           (a) "Condition B": after reconditioning will be further serviceable for original function as good secondhand material, or

                           (b) "Condition C": is serviceable for original function but substantially not suitable for reconditioning.

                  (2) Material which cannot be classified as Condition "B" or Condition "C" shall be priced at a value commensurate with its use.

         C.       Material Furnished by Manager When Not Readily Available

                  When material and/or supplies are not readily available from reputable supply sources due to scarcity, national emergency or governmental regulations, Manager may furnish such from its stock or properties at its nearest available supply and charge Manager's full cost or replacement cost, as circumstances may require, of same to the Joint Account, including, without limitation, purchase price, procurement, warehousing, handling, transportation and all other costs incurred in connection therewith up to the time of delivery to the Joint Property.

3.       Premium Prices

         Whenever materials and equipment are not readily obtainable at the customary supply point and at prices specified in Paragraphs 1 and 2 of this Section IV because of national emergencies, strike or other unusual causes over which the Manager has no control, the Manager may charge the Joint Account for the required materials on the basis of the Manager's direct cost and expense incurred in procuring, such materials, in making it suitable for use, and in moving it to the location; provided, however, that notice in writing is furnished to non-Manager of the proposed charge prior to billing the non-Manager for


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures
         the material or equipment acquired pursuant to this provision, whereupon non-Manager shall have the right, by so electing and notifying Manager, within ten (10) days after receiving notice from the Manager, to furnish in kind, or in tonnage as the Participants may agree, at the location nearest railway receiving point, or Manager's storage point within a comparable distance, all or part of its share of material or equipment suitable for use and acceptable to the Manager. Transportation costs on any such material furnished by the non-Manager, at any point other than at location, shall be borne by the non-Manager. If, pursuant to the provisions of this paragraph, the non-Manager furnishes material or equipment in kind, the Manager shall make appropriate credits therefore to the Joint Account.

4.       Warranty of Material Furnished by Manager

         Manager does not warrant the material furnished beyond the backing of the dealer's or manufacturer's guaranty; and in case of defective material, credit shall not be passed until adjustment has been received by Manager from the manufacturers or their agents.

5.       Manager's Exclusively Owned Facilities

         The following rates shall apply to service rendered to the Joint Account by facilities and equipment owned by Manager:

         A. Water, fuel, power, compressor and other auxiliary services at rates commensurate with cost of providing and furnishing such service to the Joint Account but not exceeding rates currently prevailing in the vicinity of the Joint Property.

         B. Automotive equipment at rates commensurate with cost of ownership and operation. Automotive rates shall include cost of oil, gas, repairs, insurance and other operating expenses and depreciation; and charges shall be based on use in actual service on, or in connection with, the Joint Account operations. Truck and tractor rates may include wages and expenses of driver.

         C. A fair rate shall be charged for the use of Manager's fully owned machinery or equipment which shall be ample to cover maintenance, repairs, depreciation, and the service furnished the Joint Property; provided that such charges shall not exceed those currently prevailing in the vicinity of the Joint Property.


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures

         D. A fair rate shall be charged for laboratory services performed by Manager for the benefit of the Joint Account; provided such charges shall not exceed those currently prevailing if performed by outside service laboratories.

         E. Whenever requested, Manager shall inform non-Manager in advance of the rates it proposes to charge.

         F. Rates shall be revised and adjusted from time to time by the Management Committee when found to be either excessive or insufficient.


                      V. DISPOSAL OF EQUIPMENT AND MATERIAL

1.       Manager Not Obligated to Purchase

         The Manager shall be under no obligation to purchase interests of non Manager in surplus new or secondhand material. The disposition of major items of surplus material shall be subject to mutual determination by the Participants hereto; provided, Manager shall have the right to dispose of normal accumulations of junk and scrap material either by transfer or sale from the Joint Property.

2.       Material Purchased by the Manager or Non-Manager

         Material purchased by either the Manager or non-Manager shall be credited by the Manager to the Joint Account for the month in which the material is removed by the purchaser.

3.       Division in Kind

         Division of material in kind, if made between Manager and non-Manager, shall be in proportion to their respective interests in such material. Each Participant will thereupon be charged individually with the value of the material received or receivable by each Participant, and corresponding credits will be made by the Manager to the Joint Account. Such credits shall appear in the monthly statement of operations.

4.       Sales to Third Parties

         Sales to third parties of material from the Joint Property shall be credited by Manager to the Joint Account at the net amount collected by Manager from any such third party. Any claims by any such third party for defective material or otherwise shall be charged back to the Joint Account if and when paid by Manager.


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures

                 VI. BASIS OF PRICING MATERIAL TRANSFERRED FROM
                    JOINT ACCOUNT TO ACCOUNT OF EITHER PARTY

1.       New Price Defined

         New price as used in the following paragraphs shall have the same meaning and application as that used in Section IV above, "Basis of Charges to Joint Account."

2.       New Material

         New Material (Condition "A"), being new material procured for the Joint Property but never used thereon, at one hundred percent (100%) of current new price (plus sales tax, if any).

3.       Good Used Material

         Good used material (Condition "B"), being used material in sound and serviceable condition, suitable for reuse without reconditioning.

         A. At seventy-five percent (75%) of current new price (plus sales tax, if any) if material was charged to the Joint Account as new, or

         B. At sixty-five percent (65%) of current new price (plus sales tax, if any) if material was originally charged to the Joint Account as Condition "B" material.

4.       Other Used Material

         Used material (Condition "C"), at fifty percent (50%) of current new price (plus sales tax, if any), being used material which:

         A. After reconditioning will be further serviceable for original function as good secondhand material (Condition "B"), or

         B. Is serviceable for original function but substantially not suitable for reconditioning.


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures

5.       Bad-Order Material

         Material and equipment (Condition "D") which is no longer useable for its original purpose without excessive repair cost but is further useable for some other purpose shall be priced on a basis comparable with that of items nominally used for that purpose.

6.       Junk

         Junk (Condition "E"), being obsolete and scrap material at prevailing prices.

7.       Temporarily Used Material

         When the use of material is temporary and its service to the Joint Property does not justify the reduction in price, such material shall be priced on a basis that will leave a net charge to the Joint Account consistent with the value to the Venture.


                                VII. INVENTORIES

1.       Periodic Inventories, Notice and Representations

         At reasonable intervals, but no less than annually, inventories shall be taken by Manager of the Joint Account material, which shall include all such material as is ordinarily considered controllable by operators of mining properties. Written notice of intention to take inventory shall be given by Manager at least thirty (30) days before any inventory is to begin so that non-Manager may be represented at an inventory. Failure of non-Manager to be represented at an inventory shall bind the non-Manager to accept the inventory taken by Manager, who shall in that event furnish non-Manager with a copy thereof. The provisions of this paragraph do not apply if inventory is maintained on a perpetual basis.

2.       Reconciliation and Adjustment of Inventories

         Reconciliation of inventory with charges to the Joint Account shall be made by each Participant in interest, and a list of overages and shortages shall be jointly determined by Manager and non-Manager. Inventory adjustments shall be made by Manager to the Joint Account for overages and shortages, but Manager shall be held accountable to non-Manager only for shortages due to lack of reasonable care.


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures

3.       Special Inventories

         Special inventories may be taken at the expense of a purchaser of a Party's Periodic Inventory whenever there is any sale or change of interest in the Joint Property; and it shall be the duty of the Participant selling to notify all other Participants hereto as quickly as possible after the transfer of interest takes place. In such cases, both the seller and the purchaser shall be represented and shall be governed by the inventory so taken.


                         Exhibit B to Earn-in Agreement
                              Accounting Procedures

                                   EXHIBIT B1
                                    INSURANCE

1. Manager as determined by the Management Committee shall maintain in the names of the Participants the following types of insurance with limits of liability as stated below and shall maintain insurance as required, as a cost charged to the Earn-in Activities, at all times while performing the operations for the benefit of the Participants. Upon written request by any Participant, Manager shall provide certificates of insurance executed by the insurance companies evidencing the insurance placed by Manager and shall promptly deliver said certificates to said Participant. The certificates procured by Manager shall provide that any major negative change in or the cancellation of any coverages for which certificates are issued shall not be valid as respects the certificate holder's interests therein until the certificate holder has had at least thirty days' notice in writing prior to such change or cancellation. Insurance provided by Manager under subsection (a)(i), (a)(ii) and (a)(iii), below, shall contain a waiver of subrogation in favor of the Participants, if such waiver is available under such policies of insurance. Contractors and subcontractors shall include the Participants as additional insureds, which inclusion shall be shown on appropriate certificates.

         -------------------------------------------------------------- ---------------------------------------------
                                   COVERAGE                                            MINIMUM LIMITS
         -------------------------------------------------------------- ---------------------------------------------
          (i) Workers' Compensation ("WC") and                           WC - Statutory
          Employers' Liability ("EL") Insurance, including
          Occupational disease.                                          EL - $500,000
         -------------------------------------------------------------- ---------------------------------------------
          (ii) Business automobile liability insurance,                  $1,000,000 combined single limit per
          including all owned, and hired vehicles; provided,             occurrence for bodily injury and
          if Rodeo Creek uses  non-owned vehicles, it shall first        property damage.
          obtain coverage for such non-owned vehicles as part of the automobile liability insurance policy or under a rider
          thereto.
         -------------------------------------------------------------- ---------------------------------------------
          (iii) Commercial general liability insurance                   $5,000,000 combined single limit per
          including blanket contractual liability, personal              occurrence and in the annual aggregate
          injury, independent contractors.                               for bodily injury, personal injury and
                                                                         property damage.
         -------------------------------------------------------------- ---------------------------------------------

2. Manager shall cause all of Manager's Affiliates, contractors and subcontractors to maintain Worker's Compensation Insurance as prescribed by law, and to maintain Employer's Liability Insurance,


                         Exhibit B1 to Earn-in Agreement
                                    Insurance

         Business Automobile Liability Insurance in amounts equal to at least 10% of the amounts set forth above, and Commercial general liability insurance with a combined single limit of $1,000,000 and in the annual aggregate, at all times during the performance of Operations by such Affiliates, contractors or subcontractors.


                         Exhibit B1 to Earn-in Agreement
                                    Insurance

                                    EXHIBIT C
                      FORM OF QUITCLAIM DEED AND ASSIGNMENT


RECORDING REQUESTED BY & RETURN TO:
         Hecla Ventures Corp.
         Land Records Department
         6500 Mineral Drive
         Coeur d'Alene, ID 83815-8788


                      FORM OF QUITCLAIM DEED AND ASSIGNMENT

        Rodeo Creek Gold Inc. (hereinafter referred to as "Transferor"), a Nevada corporation, whose address is C/O Richard Harris, 260 - 6121 Lakeside Drive, Reno, Nevada 89511, duly qualified to do business and in good standing in the state of Nevada, in consideration of the sum of ten dollars ($10.00) and other valuable consideration paid to Transferor by Hecla Ventures Corp., (hereinafter referred to as "Transferee"), a Nevada corporation duly qualified to do business and in good standing in the state of Nevada, whose address is 6500 Mineral Drive, Coeur d'Alene, Idaho 83815-8788, the receipt of which is hereby acknowledged by Transferor, hereby assigns and quitclaims to Transferee an undivided fifty percent (50%) interest in all of the Transferor's interest in the Properties described in Exhibit A to that Earn-in Agreement between Transferor and Transferee dated __________, 2002 ("Property").

        TO HAVE AND TO HOLD, all and singular the Property, together with the tenements, hereditaments and appurtenances belonging thereto, or in anywise appertaining, and the rents, issues and profits of such property all to Transferee and Transferee's successors and permitted assigns forever.

        IN WITNESS WHEREOF, Transferor has caused this Quitclaim Deed and Assignment to be executed this _______ day of _________________, 2002.

                                       TRANSFEROR:
                                       RODEO CREEK GOLD INC.

                                        By: NOT FOR SIGNATURE - FORM ONLY
                                            -----------------------------

                                        Name:
                                             ----------------------------

                                        Title:
                                              ---------------------------

                          Exhibit C to Earn-in Agreement
                  Form of Form of Quitclaim Deed and Assignment
                                   Page 1 of 2

                                 ACKNOWLEDGEMENT

CANADA                        )
                              )
Province of British Columbia  )

         The foregoing instrument was acknowledged before me this ______ day of _______________, 2002, by ___________________________________ the
_______________________ of Rodeo Creek Gold Inc., a Nevada corporation, on behalf of said corporation.


                                        NOT FOR SIGNATURE - FORM ONLY
                                        -----------------------------
                                        Notary Public in and for the
                                        Province of British Columbia
                                        Residing at: ___________________________
                                        My Commission Expires: _________________


                          Exhibit C to Earn-in Agreement
                  Form of Form of Quitclaim Deed and Assignment

                                    EXHIBIT D
                         FORM OF MEMORANDUM OF AGREEMENT


RECORDING REQUESTED BY & RETURN TO:
         Hecla Ventures Corp.
         Land Records Department
         6500 Mineral Drive
         Coeur d'Alene, ID 83815-8788


                     FORM OF MEMORANDUM OF EARN-IN AGREEMENT

         This Memorandum of Earn-in Agreement, effective the ___ day of _____________, 2002, is filed of record in accordance with the provisions contained in that certain agreement of even date herewith known as the Ivanhoe Project - Hollister Development Block Earn-in Agreement ("Earn-in Agreement"), wherein Hecla Ventures Corp., a Nevada corporation, whose address is 6500 Mineral Drive, Coeur d'Alene, Idaho 83815-8788 ("Hecla Ventures") entered into a mineral exploration, development and mining arrangement with Rodeo Creek Gold Inc., a Nevada corporation, whose address is C/O Richard Harris, 260-6121 Lakeside Drive, Reno, NV 89511 ("Rodeo Creek"), for good and valuable consideration as set forth in the provisions of the Earn-in Agreement, a copy of which is available at the offices of the parties set forth above.

         Under the terms of the Earn-in Agreement, Hecla Ventures is granted the right to conduct activities including, without limitation, mineral exploration, development, test mining and processing, and all other activities incident to or arising therefrom, on or for the benefit of the properties held by Rodeo Creek more specifically described in Exhibit A, attached hereto and incorporated herein by this reference (referred to as the "Properties").

         Upon completion of certain terms specified in the Earn-in Agreement and payment of valuable consideration to Rodeo Creek, Hecla Ventures shall acquire an immediate right to receive an undivided fifty percent (50%) interest in Rodeo Creek's Properties, and both parties shall immediately contribute their undivided interests in such properties to the purposes of a Joint Operating Agreement, the form of which is attached as Exhibit F to the Earn-in Agreement.

         This Memorandum has been executed and filed of record solely to give the public notice of the existence of the Earn-in Agreement. It does not in any way amend, modify, revise, or replace the Earn-in Agreement.


                         Exhibit D to Earn-in Agreement
                         Form of Memorandum of Agreement

         IN WITNESS WHEREOF, the parties have executed this Memorandum effective as of the date and year first above written.


HECLA VENTURES CORP.                        RODEO CREEK GOLD INC.


By: NOT FOR SIGNATURE - FORM ONLY           By: NOT FOR SIGNATURE - FORM ONLY
   ------------------------------              ------------------------------


---------------------------------           ---------------------------------
         Print Name                                  Print Name

Its:                                        Its:
    -----------------------------               -----------------------------
         Title                                       Title


                         Exhibit D to Earn-in Agreement
                         Form of Memorandum of Agreement

                                ACKNOWLEDGEMENTS


STATE OF IDAHO       )
                     ) ss.
County of Kootenai   )

         The foregoing instrument was acknowledged before me this ________ day of _____________ 2002, by Thomas F. Fudge, President of Hecla Ventures Corp., a Nevada corporation, on behalf of said corporation.


                                     NOT FOR SIGNATURE - FORM ONLY
                                     -----------------------------
                                     Notary Public in and for the State of Idaho
                                     Residing at: ______________________________
                                     My Commission Expires: ____________________



                         Exhibit D to Earn-in Agreement
                         Form of Memorandum of Agreement

CANADA                        )
                              )
Province of British Columbia  )

         The foregoing instrument was acknowledged before me this ______ day of _______________, 2002, by ___________________________________ the
_______________________ of Rodeo Creek Gold Inc., a Nevada corporation, on behalf of said corporation.

                                     NOT FOR SIGNATURE - FORM ONLY
                                     -----------------------------
                                     Notary Public in and for the
                                     Province of British Columbia
                                     Residing at: ______________________________
                                     My Commission Expires: ____________________


                         Exhibit D to Earn-in Agreement
                         Form of Memorandum of Agreement

                                    EXHIBIT E
               EXPENDITURE SCHEDULE AND INITIAL PROGRAM AND BUDGET


A.       Warrant Commitments.

         Subject to the right to terminate and to withdraw under Article VIII of the Earn-in Agreement, Hecla Ventures issues Great Basin the following warrants to purchase Hecla Common Stock:

         Date of Hecla Mining Warrants                    Amount of Warrant Issuance
         -----------------------------                    --------------------------
1.       At  signing ("Effective Date") of the Earn-in    2,000,000 two year warrants to purchase Hecla
         Agreement                                        Mining common stock ("Tranche 1")

2.       On date Hecla Ventures elects to                 An additional 1,000,000 two year warrants to
         proceed with Stage II Activities or fund in      purchase Hecla Mining common stock
         lieu                                             ("Tranche 2")

3.       On date Hecla Ventures gives notice to           An additional 1,000,000 two year warrants to
         Rodeo Creek that Stage II Earn-In Activities     purchase Hecla Mining common stock
         are complete or Hecla Ventures elects to fund    ("Tranche 3")
         Stage II in lieu.

         Hecla Ventures shall issue to Great Basin the warrant certificate(s) dated as per above within thirty (30) days of the date of the Warrant Agreement, substantially in the form of Exhibit G hereto.


                         Exhibit E to Earn-in Agreement
                Expenditure Schedule and Initial Program & Budget

         Upon receipt of each Tranche of Hecla Mining Warrants (as defined above) Great Basin will issue to Hecla Ventures warrants to purchase shares in Great Basin ("Great Basin Warrants") as follows: 1) 1 million Great Basin two year Warrants upon receipt of Tranche 1 Hecla Mining Warrants; 2) 500,000 Great Basin two year Warrants upon receipt of Tranche 2 Hecla Mining Warrants; and 3) 500,000 Great Basin two year Warrants upon receipt of Tranche 3 Hecla Mining Warrants. Great Basin Warrants will be exercisable at the weighted average closing price for the twenty (20) trading days on the Toronto Stock Exchange immediately prior to issuance and done substantially in accordance with the form Warrant Agreement attached hereto in Exhibit H, subject to Article V.

B.       Earn-in Activities.

         For purposes of this Exhibit E and the Earn-in Agreement, "Earn-in Activities" shall mean the following activities conducted in accordance with generally accepted mining practices in the United States of America.

         Stage I

            * Plan, engineer and permit (in an expeditious manner) scope of work

            * Develop underground access to Gwenivere and Clementine veins including some equipment purchases

            *  Delineate ore shoots within veins

            * Convert resource to "measured and indicated" based on diamond core drilling program

            * Complete Feasibility Study to determine the scope of work to be accomplished in Stage II and the overall feasibility of a mine project.

         See attached Scope of Work for Details of Stage I Work. The estimated costs to complete Stage I is $10,300,000 and the estimated time to complete is 12 months after date of issuance of permit(s) (pursued in an expeditious manner on a best efforts and diligent basis by Hecla Ventures), however, some permitting and Stage I work Program Activities will run concurrently. Earn-In Activities to commence on the Effective Date of this Agreement. If the actual costs of Stage I exceed the Initial Budget, but are done in accordance with a revised and approved


                         Exhibit E to Earn-in Agreement
                Expenditure Schedule and Initial Program & Budget

         Program and Budget, then such additional costs shall apply towards Earn-In Expenditures as provided under Section 9.3, Programs and Budgets.

         Stage II

            *  Possible future development loop of underground to surface

            *  Underground production development

            *  Production equipment

            *  Surface Facilities and Infrastructure

            *  Engineering, procurement and management construction

                  The estimated costs to complete Stage II are $11,500,000 and are estimated to take approximately 12 months to complete. The total costs of Stage I and II are estimated at $21,800,000.

                  After completion of Stage II, the subject Properties are essentially developed to the point of Commercial Production or where a decision can be made whether they are capable of Commercial Production. Each Party must notify the other within thirty (30) days after completion of Stage II whether it elects to proceed.

C.       Initial Program and Budget for Stage I.


                         Exhibit E to Earn-in Agreement
                Expenditure Schedule and Initial Program & Budget

              HOLLISTER DEVELOPMENT BLOCK VENTURE - AUGUST 2, 2002

                     STAGE 1 EXPLORATION PROGRAM AND BUDGET
                                      US $

Permitting                                                          $   200,000
Project Planning and Engineering                           incl. in Management Services
Equipment and Facilities
              Procurement and Prep                                      653,165
              Mobilization                                               34,630
Drifting and Development
              Ramping, Crosscutting and Diamond Drill
              Stations - 5,780 ft                                     1,992,752
              Drift on Vein - 2,200 ft                                  591,600
              Raising on Veins 750 ft                                   366,200
Indirect Costs                                                        2,580,040
Metallurgy                                                               73,171
                                                               -----------------
              Subtotal - Setup and Construction                       6,491,558

Diamond Drilling - 40,000 ft.                                         1,080,000
Management Services @ 7%                                                530,009
                                                               -----------------
              Subtotal - Project                                      8,101,567

Contingencies
              Ground support                                            350,000
              Water handling                                            200,000
              Environmental 25% of Forecast Permitting Cost              50,000
              Equipment and Facilities                                  498,433
                                                               -----------------
              Subtotal Project with Contingencies                     9,200,000

Other
              Bonding                                                 1,000,000
              Other Contingencies                                       100,000

                                                               -----------------
              Total Estimated Stage I Costs                         $10,300,000
                                                               =================

      Notes:
              1.  Assumes an E.I.S. is not needed, that an E.A. is sufficient
              2.  Does not include Reclamation
              3.  Phase 2 (USD) = $21.8 m less $10.3 m = $11.5 m


                         Exhibit E to Earn-in Agreement
                Expenditure Schedule and Initial Program & Budget

PHASE I: DEFINITION AND CHARACTERIZATION

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
1.       PROJECT PLANNING / PERMITTING                                       QUANTITY        U/M    UNIT COST          TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.1.     Manage project planning and engineering                                             incl.                           -
---------------------------------------------------------------------------------------------------------------------------------
1.2.     Review existing Plan of Operations  (POO) to identify  changes to          1           LS  200,000            200,000
facilitate Phase I
---------------------------------------------------------------------------------------------------------------------------------
1.3.     Conduct a data  review for the project  with an initial  focus on                   incl.                           -
hydrogeology,  impacts to  surface  waters,  waste rock  characterization, cultural impacts, and the existing EA.
---------------------------------------------------------------------------------------------------------------------------------
1.3.     Develop an ARD sampling  plan based on the data review and review                   incl.                           -
the plan with GBG
---------------------------------------------------------------------------------------------------------------------------------
1.4.     Prepare a  conceptual  Phase I plan and  schedule  for  review by                   incl.                           -
GBG, Newmont, and regulatory agencies
---------------------------------------------------------------------------------------------------------------------------------
1.5.     Review the conceptual  Phase I exploration POO and  environmental                   incl.                           -
monitoring  plans with BLM and NDEP prior to actual sample  collection and analysis.
---------------------------------------------------------------------------------------------------------------------------------
1.6.     Determine  what  existing  permits  can  be  transferred  to  the                   incl.                           -
project, identify and correct deficiencies.
---------------------------------------------------------------------------------------------------------------------------------
1.7.     Pursue  in an  expeditious  manner  all  necessary  environmental                   incl.                           -
permits  to  conduct  an  underground  exploration  program  to define and characterize mineral resources within the Hollister Development Block.
---------------------------------------------------------------------------------------------------------------------------------
1.8.     Pursue in an expeditious  manner all necessary  local,  state and                   incl.                           -
federal  permits such as but not limited to MSHA, and State of Nevada mine
ID numbers required to conduct the Phase One Scope of Work.
---------------------------------------------------------------------------------------------------------------------------------
1.9.     Pursue  in  an  expeditious  manner  all  necessary  permits  for                   incl.                           -
erection of surface  facilities,  communication  facilities  and all other permits required by local, state or federal  authorities to accomplish the
Phase One Scope of Work.
---------------------------------------------------------------------------------------------------------------------------------
1.10.    Once  a  significant  geologic  resource  is  identified,   begin                   incl.                           -
permitting for Phase 2 Development.
---------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                      200,000
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
2.       SITE ACCESS                                                         QUANTITY       U/M     UNIT COST          TOTAL
---------------------------------------------------------------------------------------------------------------------------------
2.1.     Maintain  access  that  portion  of the  Midas -  Tuscarora  Road         52        Weeks  1,200               61,920
eastward from the Ken Snyder  turnoff to and including the project  access road,  consisting of grading,  snow removal and dust suppression  suitable for the season, traffic and vehicles using the road.
---------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                       61,920
---------------------------------------------------------------------------------------------------------------------------------


                         Exhibit E to Earn-in Agreement
                Expenditure Schedule and Initial Program & Budget

----------------------------------------------------------------------------------------------------------------------------------
3.       SITE UTILITIES                                                       QUANTITY        U/M      UNIT COST        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
3.1.     Procure and  establish  telephone  services  to the  project  site          1            LS      25,000         25,000
adequate for voice communication, fax and data transmission.
----------------------------------------------------------------------------------------------------------------------------------
3.2.1    Design,   supply,   and  install   services  for  electric   power          1            LS      15,000         15,000
sufficient to conduct Phase One Scope of Work.
----------------------------------------------------------------------------------------------------------------------------------
3.2.2    Operate and  maintain  functioning  services  for  electric  power         13         Month      58,462        975,000
sufficient to conduct Phase One Scope of Work.
----------------------------------------------------------------------------------------------------------------------------------
3.3.     Design,  supply,  install and  maintain  functioning  services for         12         Month         833         10,000
compressed air sufficient to conduct Phase One Scope of Work
----------------------------------------------------------------------------------------------------------------------------------
3.4.     Design,  supply,  install and  maintain  functioning  services for          1            LS      91,950         91,950
service water for the underground  work and surface  facilities  sufficient to conduct  Phase One Scope of Work.  Water will be  available  from a well owned by Great Basin Gold and trucked to the project  site for storage in a tank or tanks on site.
----------------------------------------------------------------------------------------------------------------------------------
3.5.     Design,  supply,  install and  maintain  functioning  services for          1            LS      53,000         53,000
water drainage from the  underground  workings  sufficient to conduct Phase
One Scope of Work including required water treatment and disposal systems.
----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                     1,169,950
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
4.       SITE INFRASTRUCTURE                                                  QUANTITY        U/M      UNIT COST        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
4.1.     Provide staffing including Project Manager,  Office Manager,  Mine         13         Month      67,269        874,500
Supervisors,  Engineer, Geologist, to carry out the Phase One Scope of Work in Safe and Environmentally Compliant Manner.
----------------------------------------------------------------------------------------------------------------------------------
4.2.     Provide,   erect  and  maintain  office   facilities  for  Project         13         Month       1,000         29,450
Management, Safety, Environmental, Geologic, and Engineering functions during the Phase One Scope of Work.
----------------------------------------------------------------------------------------------------------------------------------
4.3.     Using  the  material   generated  from  the   underground   access                    incl.                          -
development, prepare a pad suitable for ore stockpiling.
----------------------------------------------------------------------------------------------------------------------------------
4.4.     Provide and install  maintenance  area for  equipment  used in the          1            LS      50,000         50,000
underground  development which minimizes  contamination  from oils, greases and waters from equipment.
----------------------------------------------------------------------------------------------------------------------------------
4.5.     Establish  secure  and  orderly  lay down  areas  and  warehousing          1            LS      25,000         25,000
facilities for parts and consumables  necessary to accomplish the Phase One
Scope of Work.
----------------------------------------------------------------------------------------------------------------------------------
4.6.     Provide  an  explosives  storage  area  which  meets all state and                    incl.                            -
federal requirements.
----------------------------------------------------------------------------------------------------------------------------------
4.7.     Erect fuel,  oil and grease  storage areas  including  containment          1            LS      15,000         15,000
areas and fire protection.
----------------------------------------------------------------------------------------------------------------------------------


                         Exhibit E to Earn-in Agreement
                Expenditure Schedule and Initial Program & Budget

-----------------------------------------------------------------------------------------------------------------------------------
4.       SITE INFRASTRUCTURE - CONTINUED                                     QUANTITY        U/M      UNIT COST          TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
4.8.     Supply fire  protection  equipment  suitable for each area of the                  incl.                              -
site.
-----------------------------------------------------------------------------------------------------------------------------------
4.9.     Site Grading and  preparation  within the East pit,  portal area,          1          LS     38,000              38,000
and explosive storage area.
-----------------------------------------------------------------------------------------------------------------------------------
4.10.    Provide sanitary facilities for site employees and visitors.               1          LS      9,000               9,000
-----------------------------------------------------------------------------------------------------------------------------------
4.11.    Provide  and erect dry  facilities  for project  crews  including          1          LS     22,100              22,100
miners, drillers,  supervisors,  engineers,  geologists and other staff as needed.
-----------------------------------------------------------------------------------------------------------------------------------
4.12.    Provide a system  for waste oil and solid  waste  collection  and         12       Month      1,500              18,000
offsite disposal.
-----------------------------------------------------------------------------------------------------------------------------------
4.13.    Provide transportation for employees to site.                             13       Month      7,486              97,320
-----------------------------------------------------------------------------------------------------------------------------------
4.14.    Establish  and operate an accounting  system  capable of tracking                  incl.                              -
costs for each of the major  activities for the Phase One  Exploration and
Characterization work as well as Phase Two Preproduction Development.
-----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                      1,178,370
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
5.       UNDERGROUND ACCESS DEVELOPMENT                                      QUANTITY        U/M      UNIT COST          TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
5.1.     Establish a secure  portal with locking gate on the 5560 bench in          1          LS     50,000              50,000
the  South  East  side  of the  Hollister  USX  East  Pit  at  approximate
Coordinates 36,990E, 35,780N

-----------------------------------------------------------------------------------------------------------------------------------
5.2.     Excavate a 13 feet wide by 14 feet high decline at  approximately      2,700          Ft        336             907,200
minus 15% 2,700 feet to  approximate  coordinates  of 37170E,  38170N Elev
5178 ft.  Crossing 38000N at 37370E Elevation 5212.
-----------------------------------------------------------------------------------------------------------------------------------
5.3.     Excavate  one  rehandling  and  passing  area at about 1,200 feet         52          Ft        336              17,472
from  portal.  32 feet  long,  13 feet  wide by 14  feet  high  and  widen decline to 18 feet wide for 50 feet.  20 equivalent feet = 52 feet.
-----------------------------------------------------------------------------------------------------------------------------------
5.5.     From  approximate   coordinates  37170E,   38170N  Elev  5178  ft      2,050          Ft        336             688,800
excavate a 13 feet wide by 14 feet high decline approximately N 75 W 1,275 feet at about -9.1% parallel to the general strike of the Clementine and Gwenivere structures to approximate coordinates 35,250 EE, 38520 N, 5,000 feet Elevation.
-----------------------------------------------------------------------------------------------------------------------------------
5.6.     From   approximate   coordinates37170E,   38170N   Elev  5178  ft        560          Ft        336             188,160
Elevation and 36500 E, 38350 N Elevation 5113 ft excavate 13 feet wide by 14 feet high cross cuts approximately220 ft each to cross the East, South and
Central Clementines respectively. From about 36,650 E, 38,300 N Elevation 5,130 ft crosscut `120 feet south to cross the Gwenivere structure and establish a diamond drill station. at about 36,600, E, 38200 N 5,140 Elev.
-----------------------------------------------------------------------------------------------------------------------------------
5.8.     Carry  all   utilities   necessary  to  perform  the   excavation                  incl.                              -
including  compressed air, fresh and discharge water,  ventilation,  power and communication.
-----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                               5,362                                  1,851,632
-----------------------------------------------------------------------------------------------------------------------------------


                         Exhibit E to Earn-in Agreement
                Expenditure Schedule and Initial Program & Budget

-----------------------------------------------------------------------------------------------------------------------------------
6.       DIAMOND DRILL STATION EXCAVATION                                    QUANTITY        U/M        UNIT COST        TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
6.1.     Excavate  approximately  20  diamond  drill  stations  along  the        420             Ft          336        141,120
access  decline  beginning at 2,400 ft from the portal,  then  stations at
2,700  feet,  2,900  feet then one every 100 feet along the  decline.  And one Diamond  drill station at or near the crosscut  intersection  with the
Gwenivere  Structure.  Dimensions  of the drill  stations  will be 20 feet deep as  measured  from the rib of the  decline,  13 feet wide and 16 feet high to  accommodate 10 foot core barrels and maximum drill angles of plus or minus 60 degrees while  maintaining all drilling  equipment  inside the drill station.
-----------------------------------------------------------------------------------------------------------------------------------
6.3.     Supply  compressed air, mine water,  drainage line and electrical                     incl.                           -
power connections at the entrance to each drill station.
-----------------------------------------------------------------------------------------------------------------------------------
6.4.     Provide  alignment  markings and survey  control for the drilling                     incl.                           -
contractor to use for alignment of drill holes.
-----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAl                                                                 420                                    141,120
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
7.       DRIFTING AND RAISING ON VEIN                                        QUANTITY        U/M        UNIT COST       TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
7.1.     From  approximately  37,200E,  38,400N Elev 5,200, Drift 400 feet        900             Ft          258        232,200
west and 500 feet  east on the East  Clementine  at a  minimum 7 feet wide or vein width if vein is wider than 7 feet and 10.5 feet high.
-----------------------------------------------------------------------------------------------------------------------------------
7.2.     From  coordinates  36,500 E, 38450N  Elevation  5,150 feet ,Drift        600             Ft          258        154,800
300 feet  east and 300 feet west on the South  Clementine  Structure  at a minimum 7 feet wide or vein width if the vein is wider than 7 feet wide.
-----------------------------------------------------------------------------------------------------------------------------------
7.3.     From  Coordinates  36,500 E, 38,550 N  Elevation  5,150 drift 300        600             Ft          258        154,800
feet  east and 300 feet  west on the  Central  Clementine  Structure  at a minimum 7 feet wide or vein width if the vein is wider than 7 feet.
-----------------------------------------------------------------------------------------------------------------------------------
7.4.     From  Coordinates  36,100 E,  38,200 N  Elevation  5,160 Drift 50        100             Ft          258         25,800
feet east and 50 feet west on the Gwenivere  Structure at a minimum 7 feet wide or vein width if the vein is wider than 7 feet.
-----------------------------------------------------------------------------------------------------------------------------------
7.5.     Drive Alimak  raises on East  Clementine,  South  Clementine  and        750             ft     See detail      366,200
Central  Clemetine  from  the  drifts  on vein to the  unconformity.  Each raise will be about 250 feet high.  Unit cost  includes  mobilization  and set up.
-----------------------------------------------------------------------------------------------------------------------------------
7.5.     Collect and assay face samples in drifts as required.                  1,200         assays           20         24,000
-----------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                               2,950             Ft                     957,800
-----------------------------------------------------------------------------------------------------------------------------------


                         Exhibit E to Earn-in Agreement
                Expenditure Schedule and Initial Program & Budget

--------------------------------------------------------------------------
                          RAISING COST DETAIL:

--------------------------------------------------------------------------
                                           1  LS       50000        50000
---------------------------------- ---------- ----- --------- ------------
Set up and Hideaway                       50  ft         258        12900
---------------------------------- ---------- ----- --------- ------------
Raising                                  250  ft         350        87500
---------------------------------- ---------- ----- --------- ------------
Set up and Hideaway                       50  ft         258        12900
---------------------------------- ---------- ----- --------- ------------
Raising                                  250  ft         350        87500
---------------------------------- ---------- ----- --------- ------------
Set up and Hideaway                       50  ft         258        12900
---------------------------------- ---------- ----- --------- ------------
Raising                                  250  ft         350        87500
---------------------------------- ---------- ----- --------- ------------
                                           1  LS       15000        15000
---------------------------------- ---------- ----- --------- ------------
                                   Total Raising                   366200
---------------------------------- -------------------------- ------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
8.       DIAMOND DRILLING                                                   QUANTITY       U/M       UNIT COST        TOTAL
--------------------------------------------------------------------------------------------------------------------------------
8.1.     Drill  approximately   32,000  ft  of  NQ  size  core  into  the     40,000        Ft              25         1,000,000
Clementine  structures  and  8,000 ft into  the  Gwenivere  Structure  as determined by geologic guidance.
--------------------------------------------------------------------------------------------------------------------------------
8.1.1    Photograph core before splitting.                                                incl.
--------------------------------------------------------------------------------------------------------------------------------
8.1.2    Split  core  with  hydraulic  splitter.  Send one half for assay                 incl.
with other half saved.
--------------------------------------------------------------------------------------------------------------------------------
8.1.3    Sample on geologic  breaks with a minimum of 20 cm and a maximum                 incl.
of 1 m in vein.
--------------------------------------------------------------------------------------------------------------------------------
8.1.4    Send all samples to an accredited  laboratory,  mutually  agreed                 incl.
upon.
--------------------------------------------------------------------------------------------------------------------------------
8.1.5 The lab will have a blind control sample list with instructions incl. to include 2 pulps in the list with each fired lot. Control samples will include standard pulps and pulp re-runs.
--------------------------------------------------------------------------------------------------------------------------------
8.1.6    Submit blind  rejects in the amount of 5% of the samples in vein                 incl.
at regular intervals.
--------------------------------------------------------------------------------------------------------------------------------
8.1.7    Compile a quality control report once per month.                                 incl.
--------------------------------------------------------------------------------------------------------------------------------
8.2.     Survey drill holes to collect angles of inclination  and bearing                 incl.                               -
at appropriate intervals.
--------------------------------------------------------------------------------------------------------------------------------
8.3.     Log drill  holes to include  the  following  as a minimum:  rock      4,000      Assays            20            80,000
type,  structure,  RQD,  assays for gold and  silver and other  metals as requested by geologic staff.
--------------------------------------------------------------------------------------------------------------------------------
8.4.     Collect  samples of each different rock type for analysis of ARD                 incl.                               -
potential
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                      1,080,000
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
9.       GEOLOGIC CONTROL                                                   QUANTITY       U/M       UNIT COST        TOTAL
--------------------------------------------------------------------------------------------------------------------------------
9.1.     Map  declines  and drifts on an  appropriate  scale for geologic                 incl.                               -
interpretation  and mine planning.  Mapping will record as a minimum rock type,  structures,  joint orientation,  bedding,  assay results and other data as deemed necessary by the geologic staff.
--------------------------------------------------------------------------------------------------------------------------------


                         Exhibit E to Earn-in Agreement
                Expenditure Schedule and Initial Program & Budget

--------------------------------------------------------------------------------------------------------------------------------
9.       GEOLOGIC CONTROL-CONTINUED                                         QUANTITY       U/M       UNIT COST        TOTAL
--------------------------------------------------------------------------------------------------------------------------------
9.2.     Collect  samples of all rock types  encountered  in  development                 incl.                               -
for analysis of ARD potential.
--------------------------------------------------------------------------------------------------------------------------------
9.3.     Geologic  mapping  will be  transferred  to  posting  sheets and                 incl.
digitized.
--------------------------------------------------------------------------------------------------------------------------------
9.4.     Longitudinal  sections of each vein showing sampling results and                 incl.
approximate geologic features and limits will be constructed.
--------------------------------------------------------------------------------------------------------------------------------
9.5.     Transverse  cross-sections  will be maintained  and posted as in                 incl.
9.4, above.
--------------------------------------------------------------------------------------------------------------------------------
9.6. Underground samples will be collected to obtain approximately 6 kg / m (5 lbs/ foot), cut horizontally with a hammer, moil, and other appropriate sampling equipment. A duplicate vein sample will be collected from each face.
--------------------------------------------------------------------------------------------------------------------------------
9.7.     Assays  will be  maintained  in an ACCESS  database  and will be                 incl.
posted to plan and section.
--------------------------------------------------------------------------------------------------------------------------------
9.8      A compilation scale will be determined and updated  periodically                 incl.
to show relevant geologic and assay results.
--------------------------------------------------------------------------------------------------------------------------------
9.9      Will provide daily guidance on drift  placement and size for all                 incl.
on-vein development.
--------------------------------------------------------------------------------------------------------------------------------
9.10     Provide guidance and support for metallurgical testing.                          incl.
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                             -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
10.      SURVEYING                                                             QUANTITY    U/M          UNIT COST         TOTAL
--------------------------------------------------------------------------------------------------------------------------------
10.1     Survey  and  detail  all  underground   work  and  compile  onto                 incl.                               -
underground  as built drawings in both digital and hard copy formats at a scale adequate for mine planning and geologic functions.
--------------------------------------------------------------------------------------------------------------------------------
10.2.    Survey and detail all surface work and compile onto  underground          1        LS              1,800         1,800
as built  drawings  in both  digital  and hard  copy  formats  at a scale adequate for mine planning and geologic functions.
--------------------------------------------------------------------------------------------------------------------------------
10.3.    Survey all diamond  drill hole collar  locations and bearing and                 incl.                               -
inclination at the collar of each diamond drill hole.
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                         1,800
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
11.      UNDERGROUND INFRASTRUCTURE
--------------------------------------------------------------------------------------------------------------------------------
11.1.    Install and maintain the  following as necessary and as required                 incl.                               -
by State and Federal  regulations:  mine  ventilation,  mine fresh water, mine discharge water, compressed air, communication, refuge area.
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                             -
--------------------------------------------------------------------------------------------------------------------------------


                         Exhibit E to Earn-in Agreement
                Expenditure Schedule and Initial Program & Budget

--------------------------------------------------------------------------------------------------------------------------------
12.      MINE EQUIPMENT                                                     QUANTITY       U/M        UNIT COST        TOTAL
--------------------------------------------------------------------------------------------------------------------------------
12.1.    Provide mobile mining equipment,  service  equipment,  and fixed          1        LS            290,791       290,791
facilities necessary to accomplish the Scope of Work, to include but not limited to the following: Diesel-hydraulic drill jumbo, 3.5yd LHD, 6 yd LHD 16 ton underground haul truck, Underground service truck, Scissor-Lift truck, Personnel tractors, Crew-vans for surface transportation, Emergency First-Aid vehicle,
Underground mine fans, power-centers, switchgear.
--------------------------------------------------------------------------------------------------------------------------------
12.2.    Necessary Reconditioning of Equipment                                     1        LS            212,374       212,374
--------------------------------------------------------------------------------------------------------------------------------
12.3.    Mobilize Equipment to Project, place equipment in service                 1        LS             34,630        34,630
--------------------------------------------------------------------------------------------------------------------------------
12.4.    Additional  Equipment  not  available  from  Rosebud  to include          1        LS            150,000       150,000
handheld  drills,  smaller LHDs and one additional  large LHD for Decline development.  All Equipment reconditioned.
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                       687,795
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
13.      GEOTECHNICAL EVALUATION
--------------------------------------------------------------------------------------------------------------------------------
13.1.    Coordinate/perform  the  geotechnical  evaluations  necessary to          1        LS             15,000        15,000
carry out  ground  support  design in all  underground  openings,  and to carry out potential stope design/layouts.
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                        15,000
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
14.      BULK SAMPLE COLLECTION
--------------------------------------------------------------------------------------------------------------------------------
14.1.    From drifts on Clementine and Gwenivere Veins,  collect material                 incl.                               -
representative  of future mine  production  for pilot testing and/or test milling.
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                             -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
15.      ENVIRONMENTAL CHARACTERIZATION
--------------------------------------------------------------------------------------------------------------------------------
15.1.    Environmental  monitoring and reporting as required by permit or         13      Month             5,400        70,200
regulation.
--------------------------------------------------------------------------------------------------------------------------------
15.2.    Acid base  accounting on  representative  samples of development                 incl.                               -
material.
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                        70,200
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
16.      METALLURGICAL TESTING                                              QUANTITY       U/M          UNIT COST         TOTAL
--------------------------------------------------------------------------------------------------------------------------------
16.1.    Preliminary Assessment Of Appropriate Processing Methods
--------------------------------------------------------------------------------------------------------------------------------
16.1.1.  Perform  cyanide  soluble  assays on  selected  pulps.  Identify          1        LS             20,000        20,000
general precious metal extraction,  refractory gold or silver occurrence, potential preg robbing, soluble base metals.
--------------------------------------------------------------------------------------------------------------------------------
16.1.2.  Compile a  database  of  sample  locations,  total  and  cyanide                 incl.
soluble  assays and  pertinent  geology log data to  delineate  different metallurgical ore types.
--------------------------------------------------------------------------------------------------------------------------------


                         Exhibit E to Earn-in Agreement
                Expenditure Schedule and Initial Program & Budget

--------------------------------------------------------------------------------------------------------------------------------
16.      METALLURGICAL TESTING-CONTINUED                                       QUANTITY    U/M          UNIT COST         TOTAL
--------------------------------------------------------------------------------------------------------------------------------
16.1.3.  Identify   potential   material  handling  problems  (i.e.  high                 incl.
moisture or high clay content).
--------------------------------------------------------------------------------------------------------------------------------
16.1.4.  Review  mineralogy  and ore types of nearby mines (i.e.  Ramarco                 incl.
and Midas).
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                        20,000
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
16.2.    SELECTION  AND  COMPOSITE OF  METALLURGICAL  SAMPLES FOR FURTHER
STUDY
--------------------------------------------------------------------------------------------------------------------------------
16.2.1.  Categorize core into separate ore types.                                  1        LS              5,000         5,000
--------------------------------------------------------------------------------------------------------------------------------
16.2.2.  Select core intervals  within ore types that  represent  several                 incl.                               -
grade ranges.
--------------------------------------------------------------------------------------------------------------------------------
16.2.3.  Composite  intervals  to obtain a  representative  metallurgical                 incl.                               -
sample of a particular ore type for a particular grade range.
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                         5,000
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
16.3.    METALLURGICAL TESTING PROGRAM

--------------------------------------------------------------------------------------------------------------------------------
16.3.1.  Feed  Preparation & Head  Analysis.  Determine head feed by fire          1        LS              2,662         2,662
assay, trace elements by ICP, and Bond ball mill work index.
--------------------------------------------------------------------------------------------------------------------------------
16.3.2.  Grind  & Leach  Kinetics  Tests.  Determine  the  mesh of  grind          1        LS              4,345         4,345
versus recovery relationship, optimum leach time
--------------------------------------------------------------------------------------------------------------------------------
16.3.3.  Cyanide   Optimization   Tests.    Determine   optimum   cyanide          1        LS              3,575         3,575
concentration  in the leach slurry,  cyanide  consumption  at the optimum concentration.
--------------------------------------------------------------------------------------------------------------------------------
16.3.4.  Comparison  Carbon In Leach versus Counter  Current  Decantation          1        LS              3,960         3,960
Processes.  Perform  duplicate  standard  cyanidation and carbon in leach bottle roll tests.  Determine metal extractions and reagent  consumption, carbon loading for gold and silver.
--------------------------------------------------------------------------------------------------------------------------------
16.3.5.  Process  Confirmation Tests.  Perform agitated cyanidation tests          1        LS              9,405         9,405
using optimized  parameters.  Analyze all residues  including  carbon for gold and silver.  Determine metal  extractions  and reagent  consumption.
Perform agitated cyanidation tests using optimized parameters.
--------------------------------------------------------------------------------------------------------------------------------
16.3.6.  Thickening & Filtration  Tests.  Perform  flocculent  screening,          1        LS              3,520         3,520
Kynch and  filter  leaf  tests on the  ground  feed and leach  residue to determine thickening and filtration area requirements.
--------------------------------------------------------------------------------------------------------------------------------
16.3.7.  Environmental   Tests.   TCLP  test  on  leach   residue.   Acid          1        LS                493           493
generating / acid  neutralization  potential  tests on  ground  feed and leach residue.
--------------------------------------------------------------------------------------------------------------------------------
16.3.8   Lab project management and reporting                                      1        LS              2,712         2,712
--------------------------------------------------------------------------------------------------------------------------------
16.3.9   Hecla project management and review.                                      1        LS              9,500         9,500
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                        40,171
--------------------------------------------------------------------------------------------------------------------------------


                         Exhibit E to Earn-in Agreement
                Expenditure Schedule and Initial Program & Budget

--------------------------------------------------------------------------------------------------------------------------------
17.      RESOURCE MODELING                                                     QUANTITY    U/M          UNIT COST         TOTAL
--------------------------------------------------------------------------------------------------------------------------------
17.1.    Model the resource  delineated by drifting and drilling  using a             1     LS             30,000        30,000
software package or packages to be agreed upon by Great Basin and Hecla.
--------------------------------------------------------------------------------------------------------------------------------
17.2.    Construct a drill hole and chip sample database  appropriate for                 incl.
resource estimate.
--------------------------------------------------------------------------------------------------------------------------------
17.3.    Supply  geologic  model and data as required and  appropriate to                 incl.
conduct resource estimate.
--------------------------------------------------------------------------------------------------------------------------------
17.4.    Conduct  in-house  resource  estimate  using  its  software  and                 incl.
personnel and/or outside consultants as directed by Management Committee.
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                        30,000
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
18.      MARKETING                                                             QUANTITY    U/M          UNIT COST         TOTAL
--------------------------------------------------------------------------------------------------------------------------------
18.1.    Tour  surrounding  area  process  facilities  of  the  Hollister          1        LS              8,000         8,000
Development Block.
--------------------------------------------------------------------------------------------------------------------------------
18.2.    Determine process efficiencies with Hollister  Development Block                 incl.
ore for each facility
--------------------------------------------------------------------------------------------------------------------------------
18.3.    Determine distance from the mine (haulage costs).                                incl.
--------------------------------------------------------------------------------------------------------------------------------
18.4.    Determine  tonnage  capacity (mill  throughput and tails storage                 incl.
availability).
--------------------------------------------------------------------------------------------------------------------------------
18.5.    Determine  if stand  alone  milling  or  co-mingling  of  owners                 incl.
(others) ore.
--------------------------------------------------------------------------------------------------------------------------------
18.6.    Determine refining capabilities.                                                 incl.
--------------------------------------------------------------------------------------------------------------------------------
18.7.    Negotiate preliminary contract agreement.                                        incl.
--------------------------------------------------------------------------------------------------------------------------------
18.8.    Propose custom and toll milling agreements.                                      incl.
--------------------------------------------------------------------------------------------------------------------------------
18.9.    Select process facility and finalize contract agreement.                         incl.
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                         8,000
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
19.      PRE FEASIBILITY STUDY                                              QUANTITY       U/M          UNIT COST         TOTAL
--------------------------------------------------------------------------------------------------------------------------------
19.1.    Prepare  conceptual  mine plans  compatible  with data  gathered          6      Month             8,800        52,800
from drilling, drifting on vein, geotechnical evaluation and test mining.
--------------------------------------------------------------------------------------------------------------------------------
19.2.    Develop  economic  model of  Conceptual  Mine  Plan  and  custom                 incl.                               -
milling operation.
--------------------------------------------------------------------------------------------------------------------------------
19.3.    With a combination  of Hecla in house costing data base and zero                 incl.                               -
based costing, evaluate production rates in the Conceptual Mine Plan(s).
--------------------------------------------------------------------------------------------------------------------------------
19.4.    Develop capital cost  estimates,  scope of work and schedule for                 incl.                               -
pre production program and budget (Phase 2).
--------------------------------------------------------------------------------------------------------------------------------
19.5.    Evaluate  Return on  Investment  and Net Present  Value,  price,                 incl.                               -
capital, grade and operating cost sensitivities
--------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL                                                                                                        52,800
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
         GRAND TOTAL                                                                                                  7,571,558
--------------------------------------------------------------------------------------------------------------------------------


                         Exhibit E to Earn-in Agreement
                Expenditure Schedule and Initial Program & Budget

                            CONTINGENCY CALCULATIONS


------------------------------------------------------------------------------------------------------------------------------------
  COST ITEM AFFECTED    COST ITEM    BASE UNIT     UNITS      TOTAL    UNITS   % OF   QUANTITY   POSSIBLE   CONTINGENCY   PER CENT
  ------------------    ---------    ---------     -----      -----    -----   ----   --------   --------   -----------   --------
                          AMOUNT   COST AFFECTED             QUANTITY          TOTAL  AFFECTED  PERCENTAGE    AMOUNT    REDUCTION IN
                          ------   -------------             --------          -----  --------  ----------    ------    ------------
                                                                                                 INCREASE               ADVANCE RATE
------------------------------------------------------------------------------------------------------------------------------------
GROUND SUPPORT
--------------
------------------------------------------------------------------------------------------------------------------------------------
  5. UNDERGROUND ACCESS  $1,851,632         $15  $/ft Ground   5,362      ft     30%    1608.6      100%      $ 24,129           50%
  DEVELOPMENT                                    Support

------------------------------------------------------------------------------------------------------------------------------------
                                            132  $/ft Labor    5,362      ft      30%    1608.6     100%      $212,335
------------------------------------------------------------------------------------------------------------------------------------
  6. DIAMOND DRILL          141,120         $15  $/ft Ground     420      ft      30%       126     100%      $  1,890           50%
  STATION EXCAVATION                             Support

------------------------------------------------------------------------------------------------------------------------------------
                                            132  $/ft Labor      420      ft      30%       126     100%      $ 16,632
------------------------------------------------------------------------------------------------------------------------------------
  7. DRIFTING ON VEIN       957,800         $15  $/ft Ground   2,200      ft      30%       660     100%      $  9,900           50%
                                                 Support
------------------------------------------------------------------------------------------------------------------------------------
                                            132  $/ft Labor    2,200      ft      30%       660     100%      $ 87,120
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  TOTAL GROUND SUPPORT CONTINGENCY                                                                            $352,006
  --------------------------------
------------------------------------------------------------------------------------------------------------------------------------
WATER HANDLING
--------------
------------------------------------------------------------------------------------------------------------------------------------
  5. UNDERGROUND ACCESS  $1,851,632         132  $/ft Labor    5,362      ft      50%     2,681      15%      $ 53,084           15%
  DEVELOPMENT

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  6. DIAMOND DRILL          141,120         132  $/ft Labor      420      ft      50%       210      15%      $  4,158           15%
  STATION EXCAVATION

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  7. DRIFTING ON VEIN       957,800         132  $/ft Labor     2200      ft      50%     1,100      15%      $ 21,780           15%

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  4. SITE INFRASTRUCTURE     53,000      53,000  Construction      1    L.S.     100%                50%      $ 26,500             0
                                                 of Settling
                                                 pond and water
                                                 disposal/recycling
                                                 system
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
  TOTAL WATER HANDLING CONTINGENCY AMOUNT                                                                     $105,522
  ---------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                         Exhibit E to Earn-In Agreement
                Expenditure Schedule and Initial Program & Budget

                                    EXHIBIT F
                            JOINT OPERATING AGREEMENT







                         Exhibit F to Earn-In Agreement
                            Joint Operating Agreement

                                    EXHIBIT G
                                WARRANT AGREEMENT


THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED OR QUALIFIED FOR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY SUCH APPLICABLE STATE LAWS.

                              HECLA MINING COMPANY

                         WARRANT CERTIFICATE TO PURCHASE
                             SHARES OF COMMON STOCK


Date of Issuance: ___________________, 200_                      Certificate W-1


         FOR VALUE RECEIVED, Hecla Mining Company, a Delaware corporation (the "Company"), hereby grants to Great Basin Gold Ltd. and/or its registered assigns pursuant to Section 5 hereof (each, a "Registered Holder") the right to purchase from the Company an aggregate of ________ of the Company's shares of common stock, $0.25 par value per share ("Common Stock"), at a price per share of $____, (the "Exercise Price") which price shall be the weighted average daily closing price per share for the common stock of the Company for the twenty (20) trading days immediately prior to the date of this Warrant Agreement, as adjusted pursuant to Section 2 hereof.

         This Warrant is subject to the following provisions:

         Section 1. Exercise of Warrant.

         1A. Two Year Exercise Period. The Registered Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time during the two year period commencing on ____________, 200_ and ending on ______________, 200_ (the "Exercise Period").


                         Exhibit G to Earn-In Agreement
                             Hecla Warrant Agreement

         1B. Exercise Procedure.

         (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

                  (a) a completed Exercise Agreement, as described in paragraph 1C below, executed by the Registered Holder;

                  (b) this Warrant;

                  (c) an Assignment or Assignments in the form set forth in
         Exhibit I if the Warrant is exercised by any Registered Holder other than Great Basin Gold Ltd.; and

                  (d) a cashier's check or wire transfer to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price").

         (ii) Certificates for Common Stock, if any, purchased upon exercise of this Warrant shall be delivered by the Company to the Registered Holder within three business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such three-day period, deliver such new Warrant to the person designated for delivery in the Exercise Agreement.

         (iii) The shares of Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Registered Holder at the Exercise Time, and the Registered Holder shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

         (iv) The issuance of certificates for the Common Stock, if any, upon exercise of this Warrant shall be made without charge to the Registered Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Common Stock. Each


                         Exhibit G to Earn-In Agreement
                             Hecla Warrant Agreement
share of Common Stock issuable upon exercise of this Warrant shall, when issued, be duly and validly issued and free from all taxes, liens and charges. The company shall prepare and file at its expense a registration statement with the United States Securities and Exchange Commission ("SEC") forthwith after issuance hereof and use its reasonable best efforts to obtain SEC approval thereof so that any Common Stock acquired by exercise hereof is freely tradeable in the United States within four (4) months from the date of issuance of this warrant. Until registration of such Common Stock, each certificate shall bear the following legend:

                  The shares of common stock of Hecla Mining Company represented by this certificate have been issued pursuant to an exemption from registration under the Securities Act of 1933 and may not be resold without registration thereunder or an exemption therefrom. The issuer may require an opinion of counsel reasonably satisfactory to it to the effect that such an exemption is available before permitting transfer of such shares.

         (v) The Company shall assist and cooperate with any Registered Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant, without limitation, making any filings required to be made by the Company.

         (vi) The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which securities of the Company or their equivalents may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon such issuance).

         (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a registered public offering of the Company, the sale of the Company or pursuant to Section 3 hereof, the exercise of any portion of this Warrant may, at the election of the Registered Holder hereof, be conditioned upon the consummation of the public offering, the sale or the event referred to in the notice described in Section 3, in which case such exercise shall not be deemed to be effective until the consummation of such transaction.


                         Exhibit G to Earn-In Agreement
                             Hecla Warrant Agreement

         1C. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Exhibit II hereto. If the number of shares of Common Stock to be issued does not include all the Common Stock purchasable hereunder, it shall also state the Registered Holder to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

         Section 2. Adjustment of Exercise Price and Number of Shares of Common Stock. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

         2A. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any split, dividend, recapitalization or otherwise) its outstanding Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse split or otherwise) its Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

         2B. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding) to insure the Registered Holder of the Warrant shall thereafter be


                         Exhibit G to Earn-In Agreement
                             Hecla Warrant Agreement
entitled to receive, upon exercise of this Warrant, the numbers or amount of shares of stock, securities or assets resulting from such Organic Change that a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled to receive as a result of such Organic Change If the Warrant had been exercised immediately before the effective date of such Organic Change. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the shares of Common Stock obtainable upon exercise of all Warrants then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 hereof shall thereafter be applicable to the Warrant (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of the Warrant, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of all of the Warrants then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

         2C. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions, then the Company shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the Registered Holders.


                         Exhibit G to Earn-In Agreement
                             Hecla Warrant Agreement

         2D. Notices.

                  (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Company shall give written notice to the Registered Holder at least 10 days prior to the date on which the Company intends to (A) make any pro rata subscription offer to holders of Common Stock or (B) consummate any Organic Change, dissolution or liquidation.

         Section 3. Intention to Exercise. If the Company gives a notice described in paragraph (ii) of Section 2D and the Registered Holder informs the Company in writing within 10 days of receipt of such notice that it intends to exercise the Warrant in whole or in part, the Company shall not make or consummate the event described in such notice before the earlier of (i) the completion of the exercise of the Warrant in whole or in part or (ii) 30 days after the date the Registered Holder informs the Company of its intention to exercise. If the event described in such notice is the liquidation of the Company, whether or not the Registered Holder responds to such notice, the Company shall pay to the Registered Holder the payment or payments (net of the Exercise Price), if any, that would have been made to such Registered Holder on the Common Stock had this Warrant been exercised in full immediately prior to the liquidation.

         Section 4. No Voting Rights; Limitations of Liability. This Warrant shall not entitle the Registered Holder to any voting rights or other rights as a holder of Common Stock in the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a holder of a Common Stock in the Company.

         Section 5. Warrant Transferable. This Warrant and all rights hereunder are not transferable, in whole or in part, without the consent of the Company. Upon receipt of such consent, the Warrant will be transferred without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit I hereto) at the principal office of the Company. As soon as practicable after the transfer, the Company will prepare new Warrants for the assigning and new Registered Holders, substantially identical hereto, but reflecting the number of shares of Common Stock the assigning and new Registered Holders are entitled to receive upon exercise of the applicable Warrant.


                         Exhibit G to Earn-In Agreement
                             Hecla Warrant Agreement

         Section 6. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrant."

         Section 7. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         Section 8. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).


                         Exhibit G to Earn-In Agreement
                             Hecla Warrant Agreement

         Section 9. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants; provided that no such action may change the Exercise Price of the Warrants or the number of shares or class of shares obtainable upon exercise of each Warrant without the written consent of all of the Registered Holders of Warrants.

         Section 10. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its members and interpretation of this Agreement.

         Section 11. Voting of Shares. So long as any Registered Holders and/or its affiliates ("Registered Holder Group") hold, along or in the aggregate at least ten percent (10%) of the shares of Common Stock issued to the Registered Holder Group upon exercise of this Warrant, the Registered Holder Group agrees to vote all of the shares of Common Stock held by the Registered Holder Group at any annual or special meeting of the shareholders of the Company in accordance with the recommendations of the Company's chief executive officer.

         Section 12. Trading Limitation. Except as otherwise permitted herein, the Registered Holder Group shall not, individually or in the aggregate, dispose of more than fifty thousand (50,000) share of Common Stock during any one trading day. In addition, so long as the Registered Holder Group continues to hold at least twenty percent (20%) of the shares of Common Stock issued upon exercise of this Warrant, the Registered Holder Group shall provide the Company with reasonable advance notice of any such sale of the shares of Common Stock. The Registered Holder Group shall not be obligated to complete any sale of shares of Common Stock even if it has provided the Company with advance written notice of such sale, but the Registered Holder Group shall notify Company of its withdrawal of any shares of Common Stock from the market with respect to which the Registered Holder Group has provided prior notice of sale. Company shall notify the Registered Holder Group of the pendency of a sale under any


                         Exhibit G to Earn-In Agreement
                             Hecla Warrant Agreement
underwritten public offering by Company of Common Stock or any other Company equity security, in which event the Registered Holder Group shall not effect any sales of any shares of Common Stock within five (5) days prior to the commencement of or during such underwritten public offering. The Registered Holder Group shall have the right to sell any amount of shares of Common Stock in a private transaction, provided that (i) any such sale shall not be reported or reportable on any exchange or other public market where shares of Common Stock are or may in future be traded, and (ii) the purchaser in such private transaction agrees in writing that, for a period of six (6) months from and after the date of such purchase and sale of shares of Common Stock, such purchaser shall not sell any such shares of Common Stock. In addition, the Registered Holder Group shall be permitted to pledge any number of shares of Common Stock to an arm's-length lender to secure payment of a bona fide loan or other indebtedness, subject to the terms hereof.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers and to be dated the Date of Issuance hereof.

                                        HECLA MINING COMPANY



                                        By: NOT FOR SIGNATURE - FORM ONLY
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                         Exhibit G to Earn-In Agreement
                             Hecla Warrant Agreement

                         EXHIBIT I TO WARRANT AGREEMENT

                                   ASSIGNMENT



         FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W-_____________) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

     Names of Assignee               Address                 Number of Shares
     -----------------               -------                 ----------------









Dated:                                  Signature NOT FOR SIGNATURE - FORM ONLY
                                                  -----------------------------

                                        Witness
                                                -------------------------------


                         Exhibit G to Earn-in Agreement
                             Hecla Warrant Agreement

                         EXHIBIT II TO WARRANT AGREEMENT

                               EXERCISE AGREEMENT





To:                                             Dated:


         The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-___________), hereby agrees to subscribe for the purchase of __________ shares of Common Stock covered by such Warrant and makes payment herewith in full therefore at the price per share provided by such Warrant. If any new Warrant will be prepared under Section 1B(ii) of the Warrant, please deliver it to _________, a Registered Holder.


                                        Signature NOT FOR SIGNATURE - FORM ONLY
                                                  -----------------------------

                                        Address
                                                -------------------------------


                         Exhibit G to Earn-In Agreement
                             Hecla Warrant Agreement

                                    EXHIBIT H

                                WARRANT AGREEMENT



WITHOUT THE PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE COMMON SHARES, WHICH MAY BE ACQUIRED ON EXERCISE OF THESE WARRANTS, MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL *, 2002. [FOUR MONTHS]

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IF APPLICABLE, (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (2) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE ISSUER AN OPINION OF COUNSEL.

Date of Issuance: _____________________, 2002
Warrant Certificate Number:     W-*


                              GREAT BASIN GOLD LTD.

                       SUITE 1020 - 800 WEST PENDER STREET

                             VANCOUVER, B.C. V6C 2V6

                  TELEPHONE: (604) 684-6365 FAX: (604) 684-8092


WARRANT CERTIFICATE TO PURCHASE ___________
SHARES OF COMMON STOCK


THE RIGHT TO PURCHASE COMMON SHARES UNDER THIS WARRANT EXPIRES AT 5:00 P.M. (VANCOUVER TIME) ON *, 2004 (THE "EXPIRY DATE").


                       Exhibit H to the Earn-in Agreement
                               Great Basin Warrant

ANY SHARES ACQUIRED BY EXERCISE PRIOR TO *, 2002 WILL BE SUBJECT TO RESALE RESTRICTIONS IN CANADA UNTIL THAT DATE AND WILL BEAR A LEGEND TO THIS EFFECT.

FOR VALUE RECEIVED, GREAT BASIN GOLD LTD., a British Columbia corporation (the "Company"), hereby grants to HECLA VENTURES CORP. (the "Registered Holder") the right to purchase from the Company * of the Company's shares of common stock ("Common Stock"), at a price per share of $____, which price is the weighted average daily closing price per share for the common stock of the Company for the twenty (20) trading days immediately prior to the Date of this Warrant.

This Warrant is subject to the following provisions:

         Section 1. Exercise of Warrant.

         1A. Two Year Exercise Period. The Registered Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time during the two year time period commencing on ____________, 200_ and ending on _________________, 200_ (the "Exercise
Period").

         1B. Exercise Procedure.

                  (i) This Warrant shall be deemed to have been exercised at the time when the Company has received all of the following items (the "Exercise Time"):

                           (a) a completed Exercise Agreement, as described in
paragraph 1C below, executed by the Registered Holder;

                           (b) this Warrant; and

                           (c) a cashier's or certified check or wire transfer
to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price").


                       Exhibit H to the Earn-in Agreement
                               Great Basin Warrant

                  (ii) Certificates for Common Stock, if any, purchased upon exercise of this Warrant shall be delivered by the Company to the Registered Holder within three business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such three-day period, deliver such new Warrant to the person designated for delivery in the Exercise Agreement.

                  (iii) The shares of Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Registered Holder at the Exercise Time, and the Registered Holder shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

                  (iv) The issuance of certificates for the Common Stock, if any, upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall, when issued, be duly and validly issued and free from all taxes, liens and charges.

                  (v) The Company shall assist and cooperate with any Registered Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company) including prompt notice and application to list any Common Shares issuable on exercise hereof on the TSX Venture Exchange. . Any Common Stock acquired by exercise hereof is freely tradeable in Canada after four (4) months from the date of issuance of this warrant. Until the expiry of such four (4) month period, all certificates of Common Stock issued to Registered Holder by Exercise of its rights hereunder shall bear the following legend:


                       Exhibit H to the Earn-in Agreement
                               Great Basin Warrant

                  UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE *, 2002.

                  WITHOUT THE PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL *, 2002.

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IF APPLICABLE, (C) INSIDE THE UNITED STATES (1) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (2) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE ISSUER AN OPINION OF COUNSEL.


                  (vi) The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which securities of the Company or their equivalents may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon such issuance). The Company shall file a qualifying issuer certificate with the TSX Venture Exchange within ten (10) days after the Date of Issuance for each Warrant Certificate issued hereunder and take other actions as required by applicable law to make such shares of Common Stock freely tradeable through the TSX Venture after the four (4) month holding period set forth in paragraph 1B(v) herein above.


                       Exhibit H to the Earn-in Agreement
                               Great Basin Warrant

         1C. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in Exhibit I hereto, except that if the Common Stock is not to be issued in the name of the person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the person to whom the Common Stock is to be issued. Such Exercise Agreement shall be dated the actual date of execution thereof.

         Section 2. Adjustment of Exercise Price and Number of Shares of Common Stock. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 2, and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

         2A. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any split, dividend, recapitalization or otherwise) its outstanding Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse split or otherwise) its Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

         2B. Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the Common Stock obtainable upon exercise of all Warrants then outstanding) to insure that each of the Registered Holders of the Warrants shall thereafter have the right to acquire and receive, in lieu of or addition to (as the case may be) the number of shares Common Stock immediately theretofore


                       Exhibit H to the Earn-in Agreement
                               Great Basin Warrant
acquirable and receivable upon the exercise of such holder's Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such holder's Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders of the Warrants representing a majority of the shares of Common Stock obtainable upon exercise of all Warrants then outstanding) with respect to such holders' rights and interests to insure that the provisions of this Section 2 and Sections 3 and 4 hereof shall thereafter be applicable to the Warrants (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Exercise Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of the Warrants, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of all of the Warrants then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

         2C. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions, then the Company's management shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants.


                       Exhibit H to the Earn-in Agreement
                               Great Basin Warrant

         2D. Notices.

                  (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Company shall give written notice to the Registered Holder at least 10 days prior to the date on which the Company intends to (A) make any pro rata subscription offer to holders of Common Stock or (B) consummate any Organic Change, dissolution or liquidation.

         Section 3. Intention to Exercise. If the Company gives a notice described in paragraph (ii) of Section 2D and the Registered Holder informs the Company in writing within 10 days of receipt of such notice that it intends to exercise the Warrant in whole or in part, the Company shall not make or consummate the event described in such notice before the earlier of (i) the completion of the exercise of the Warrant in whole or in part or (ii) 30 days after the date the Registered Holder informs the Company of its intention to exercise. If the event described in such notice is the liquidation of the Company, whether or not the Registered Holder responds to such notice, the Company shall pay to the Registered Holder the payment or payments (net of the Exercise Price), if any, that would have been made to such Registered Holder on the Common Stock had this Warrant been exercised in full immediately prior to the liquidation.

         Section 4. No Voting Rights; Limitations of Liability. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a holder of Common Stock in the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Common Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Common Stock acquirable by exercise hereof or as a holder of a Common Stock in the Company.


                       Exhibit H to the Earn-in Agreement
                               Great Basin Warrant

         Section 5. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable by the Registered Holder, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. These Warrants are non-transferable, except with the consent of the TSX Venture. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

         Section 6. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         Section 7. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable overnight courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered or deposited in the mail (i) to the Company, at its principal executive offices and (ii) to the Registered Holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by any such holder).


                       Exhibit H to the Earn-in Agreement
                               Great Basin Warrant

         Section 8. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing a majority of the shares of Common Stock obtainable upon exercise of the Warrants; provided that no such action may change the Exercise Price of the Warrants or the number of shares or class of shares obtainable upon exercise of each Warrant without the written consent of all of the Registered Holders of Warrants.

         Section 9. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The laws of the Province of British Columbia shall govern all issues concerning the relative rights of the Company and its members and interpretation of this Agreement. This warrant and all rights pertaining hereto may not be transferred by the registered holder without the consent of the TSX Venture Exchange.

         Section 10. Voting of Shares. So long as Registered Holder holds at least ten percent (10%) of the Shares issued to Registered Holder under this Agreement, Registered Holder Agrees to vote all of the Shares held by Registered Holder at any annual or special meeting of shareholder in accordance with the recommendations of the Company's chief executive officer.

         Section 11. Trading Limitation. Except as otherwise permitted herein, the Registered Holder shall not, in the aggregate, dispose of more than twenty-five thousand (25,000) of the Great Basin Shares during any one trading day. In addition, so long as the Registered Holder continues to hold at least twenty percent (20%) of the Great Basin Shares held by it upon consummation of the transactions contemplated by this Agreement, the Registered Holder shall provide the Company with reasonable advance notice of any such sale of the Great Basin Shares. The Registered Holder shall not be obligated to complete any sale of Great Basin shares even if it has provided the Company with advance written notice of such sale, but Registered Holder shall notify Company of its withdrawal of any Great Basin Shares from the market with respect to which Registered Holder of the pendency of a sale under any underwritten public offering by Company of company's common stock or any other Company equity


                       Exhibit H to the Earn-in Agreement
                               Great Basin Warrant
security, in which event the Registered Holder shall not effect any sales of any Great Basin Shares within Five (5) days prior to the commencement of or during such underwritten public offering. The Registered Holder shall have the right to sell any amount of Great Basin Shares in a private transaction, provided that
(i) any such sale shall not be reported or reportable on any exchange or other public market where shares of Company are or may in future be traded, and (ii) the Buyer in such private transaction agrees in writing that, for a period of six (6) months from and after the date of such purchase and sale of Great Basin Shares, such Buyer shall not sell any such Great Basin Shares. In addition, the Registered Holder shall be permitted to pledge any number of Great Basin Shares to an arm's length lender to secure payment of a bona fide loan or other indebtedness, subject to the terms hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers and to be dated the Date of Issuance hereof.


GREAT BASIN GOLD LTD.

By:
    -----------------------------------
Name:
       --------------------------------
Title:
       --------------------------------


                       Exhibit H to the Earn-in Agreement
                               Great Basin Warrant

                         EXHIBIT I TO WARRANT AGREEMENT

                               EXERCISE AGREEMENT


To:      GREAT BASIN GOLD LTD.
         Suite 1020 - 800 West Pender Street
         Vancouver, B.C. V6C 2V6
         Telephone: (604) 684-6365 - Fax: (604) 684-8092

Dated:
      -----------------------------------


The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-___________), hereby agrees to subscribe for the purchase of __________ shares of Common Stock covered by such Warrant and makes payment herewith in full therefore at the price per share provided by such Warrant. The shares shall be issued in the name of and delivered as described beneath the signature of the authorized signatory of the warrant holder below. The shares shall bear the legends referred to in the Warrant.

Signature
          -----------------------------------
Name
     ----------------------------------------
Address
        -------------------------------------


                       Exhibit H to the Earn-in Agreement
                               Great Basin Warrant
                                  Page 11 of 11